UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Cytomedix, Inc.

(Name of Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

(4)	Date Filed:

CYTOMEDIX, INC.

Notice of Annual Meeting of Stockholders and Proxy Statement

Annual Meeting of Stockholders to be held on December 16, 2013, at 10 a.m. EDT at
209 Perry Parkway, Suite 7, Gaithersburg, MD 20877

Cytomedix, Inc.
209 Perry Parkway, Suite 7, Gaithersburg, MD 20877

To the Stockholders of Cytomedix, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Cytomedix, Inc. on December 16, 2013, at 10 a.m. EDT at 209 Perry Parkway, Suite 7, Gaithersburg, MD 20877.

Information regarding each of the matters to be voted on at the Annual Meeting is contained in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. We urge you to read the proxy statement carefully. The proxy statement and proxy card are being mailed to all stockholders of record as of October 25, 2013.

Because it is important that your shares be voted at the Annual Meeting, we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope, whether or not you plan to attend in person. Even after returning your proxy, if you are a stockholder of record and do attend the meeting and wish to vote your shares in person, you still may do so.

We look forward to seeing you at the Annual Meeting.

Very truly yours,

/s/ Martin P. Rosendale

Martin P. Rosendale, Chief Executive Officer

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR
THE 2013 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2013

Electronic copies of the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are available at http://www.proxyvote.com.

CYTOMEDIX, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 16, 2013

Dear Stockholder:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Annual Meeting”) of Cytomedix, Inc. is to be held on December 16, 2013, at 10 a.m. EDT. The meeting will be held at our offices at 209 Perry Parkway, Suite 7, Gaithersburg, MD 20877, for the following purposes:

1.	To elect directors, each to serve until the next Annual Meeting of Stockholders or until each successor is duly elected and qualified.
2.	To ratify the appointment of Stegman & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2013.
3.	To approve Cytomedix, Inc. 2013 Equity Incentive Plan.
4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement.
5.	To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.
6.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on October 25, 2013 are entitled to notice of and to vote at the Annual Meeting adjournment or postponement thereof. A complete list of these stockholders will be open for the examination of any shareholder of record at the principal executive offices of the Company for at least ten days immediately preceding the Annual Meeting. The list will also be available for the examination of any shareholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors,

/s/ Martin P. Rosendale

Martin P. Rosendale, Chief Executive Officer

Gaithersburg, Maryland
November 8, 2013

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS FOR
THE 2013 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2013

Electronic copies of the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders and the Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are available at http://www.proxyvote.com.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Cytomedix, Inc., a Delaware corporation, for use at the Annual Meeting of Cytomedix shareholders to be held on December 16, 2013, at the corporate offices of Cytomedix at 209 Perry Parkway, Suite 7, Gaithersburg, MD 20877, at 10 a.m. EDT, and at any adjournments or postponements thereof. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided, or vote by telephone as described on the proxy card. The terms “Cytomedix,” “Company,” “we,” or “our” refer to Cytomedix, Inc.

What proposals will be addressed at the Annual Meeting?

We will address the following proposals at the Annual Meeting:

1.	To elect directors, each to serve until the next Annual Meeting of Stockholders or until each successor is duly elected and qualified.
2.	To ratify the appointment of Stegman & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2013.
3.	To approve Cytomedix, Inc. 2013 Equity Incentive Plan.
4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement.
5.	To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.
6.	To transact any other business that is properly brought before the Annual Meeting or any adjournment or postponement thereof.

Who may attend the meeting?

Only shareholders, their proxy holders, and our invited guests may attend the Annual Meeting. If you plan to attend, please bring identification, and, if you hold shares in street name, you should bring your bank or broker statement showing your beneficial ownership of Cytomedix stock in order to be admitted to the meeting.

Who can vote? How many votes do I have?

You can vote at the Annual Meeting in all matters properly brought before the Annual Meeting if, as of the close of business on the record date you were a holder of record of our common stock. Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting. On the record date, there were 105,351,057 shares of our common stock issued and outstanding.

Why would the Annual Meeting be postponed or adjourned?

The Annual Meeting will be postponed if a quorum is not present at the Annual Meeting. In order for any business to be conducted, the holders of a majority of the shares issued and outstanding and entitled to vote at the meeting must be present, either in person or represented by proxy. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the Annual Meeting.

How do I vote by proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

You may vote by telephone by using the toll-free number 1-800-690-6903 and following the instructions on your proxy card.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

1.	FOR the election of the director nominees.
2.	FOR the ratification of the appointment of Stegman & Company.
3.	FOR the approval of the 2013 Equity Incentive Plan.
4.	FOR the approval, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement.
5.	FOR the recommendation by a non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

If any other matters are presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

How do I vote in person?

If you plan to attend and vote in person at the Annual Meeting or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

What is the difference between a shareholder of record and a shareholder who holds stock in street name?

If your shares are registered in your name, you are a shareholder of record with respect to those shares. On the other hand, if your shares are registered in the name of your broker or bank, your shares are held in street name and you are considered the “beneficial owner” of the shares. As the beneficial owner of those shares, you have the right to direct your broker or bank how to vote your shares, and you will receive separate instructions from your broker or bank describing how to vote your shares.

May I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.
2.	You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.
3.	You may vote in person at the Annual Meeting.

What vote is required to approve each Proposal?

Proposal 1 (Election of Directors).  A plurality of the eligible votes cast is required to elect director nominees at the Annual Meeting at which a quorum is present in person or by proxy. A nominee who receives a plurality means he has received more votes than any other nominee for the same director’s seat. Broker non-votes will have no effect on this proposal.

Proposal 2 (Ratification of Auditors).  The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 3 (Approval of the Equity Incentive Plan).  The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 4 (Approval of the advisory vote approving the compensation of our named executive officers).  The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal.

Proposal 5 (Recommendation by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of our named executive officers).  You may vote every “1 year”, “2 years” or “3 years” for the frequency of the advisory vote on executive compensation, or you may “abstain” from voting. Because stockholders are given the option to vote on a number of choices, no voting standard is applicable to this advisory vote and it is possible that no single choice will receive a majority vote. Moreover, because this vote is non-binding, the Board may determine the frequency of future advisory votes on executive compensation in its discretion.

If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on “routine matters.” However, absent your instructions, the record holder will not be permitted to vote your shares on a non-routine matter, which are referred to as “broker non-votes,” properly brought before the meeting. The term “broker non-vote” refers to shares held by a brokerage firm, bank or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. Brokers and nominees do not have discretionary voting authority on certain non-routine matters and accordingly may not vote on such matters absent instructions from the beneficial holder. Discretionary items are proposals considered “routine” under the rules of the New York Stock Exchange (also applicable to NASDAQ-listed companies), such as the ratification of our independent registered public accounting firm and the proposal to approve the reverse stock split. Non-routine items for which brokers and nominees do not have discretionary voting power include the election of directors.

Who bears the cost of soliciting proxies?

We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

Are there any appraisal rights relating to the proposals in this proxy statement?

The Board is not proposing any action for which the laws of the State of Delaware, our Certificate of Incorporation or our Bylaws, as amended from time to time, provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s shares.

Where are the principal executive offices of Cytomedix?

Our principal executive offices are located at 209 Perry Parkway, Suite 7, Gaithersburg, MD 20877 and our telephone is (240) 499-2680.

How can I obtain additional information about Cytomedix?

Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 as filed with the Securities and Exchange Commission are being sent to all shareholders along with this proxy statement. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to: Cytomedix, Inc., c/o Chief Financial Officer, 209 Perry Parkway, Suite 7, Gaithersburg, MD 20877.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Cytomedix, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549; and at the SEC’s regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED. THIS BENEFITS THE COMPANY BY REDUCING THE EXPENSES OF ADDITIONAL PROXY SOLICITATION.

**************************

Security Ownership of Certain Beneficial Owners, Board Members and Management

The following table sets forth information regarding the ownership of our common stock as of October 25, 2013 by all those known by the Company to be beneficial owners of five percent or more of our common stock.

Beneficial Ownership of Certain Beneficial Owners

Name of Beneficial Owner	Beneficial Ownership(1)		Percent of Class(1)
Aldagen Holdings, LLC	14,135,227	(2)	13.4%
John Paul DeJoria	7,125,974	(3)	6.8%
Charles E. Sheedy	7,367,040	(4)	6.9%

(1)	Percentage ownership as of October 25, 2013 is based upon 105,351,057 shares of common stock issued and outstanding. For purposes of determining the amount of securities beneficially owned, share amounts include all common stock owned outright plus all shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days after the preparation of this table. We believe that, except as otherwise noted below, each named beneficial owner has sole voting and investment power with respect to the shares listed. There are no arrangements, known to the Company, including any pledge by any person of securities of the registrant, the operation of, which may, at a subsequent date, result in a change of control of the registrant. This table is prepared in reliance upon beneficial ownership statements filed by such shareholders with the SEC under Section 13(d) or 13(g) of the Exchange Act and/or the best information available to the Company.
(2)	Based on the Company’s records, Aldagen Holdings, LLC’s beneficial ownership of the Company’s securities includes 13,813,819 shares of common stock and 321,408 shares of common stock issuable upon exercise of warrants held by Aldagen Holdings. Mailing address for Aldagen Holdings is 4101 Lake Boone Trail, Suite 300, Raleigh, NC 27607.
(3)	Based on the Company’s records, Mr. DeJoria’s beneficial ownership of the Company’s securities includes 6,983,378 shares of common stock and 142,596 shares of common stock issuable upon exercise of warrants held by Mr. DeJoria. Mailing address for Mr. DeJoria is 1888 Century Park East, Suite 1600, Century City, CA 90067.
(4)	Based on the Company’s records, Mr. Sheedy’s beneficial ownership of the company’s securities includes 6,113,217 shares of common stock and 1,253,823 shares of common stock issuable upon exercise of warrants held by Mr. Sheedy. Mailing address for Mr. Sheedy is Two Houston Center, 909 Fannin Street, Suite 2907, Houston, Texas 77010.

Beneficial Ownership of Management

The following table sets forth information regarding the ownership of our common stock as of the record date: (i) each director; (ii) each of the named executive officers; and (iii) all executive officers and directors of the Company as a group.

Name of Beneficial Owner	Beneficial Ownership(1)		Percent of Class(1)
James S. Benson	380,000	(2)	*
Joseph Del Guercio	1,609,333	(3)	1.5%
Edward L. Field	312,000	(4)	*
Lyle A. Hohnke	535,000	(5)	*
David E. Jorden	7,449,038	(6)	7.0%
Stephen N. Keith	200,000	(7)	*
Richard S. Kent	3,145,293	(8)	3.0%
Mark T. McLoughlin	410,001	(9)	*
Martin P. Rosendale	1,181,522	(10)	1.1%
Steven A. Shallcross	—	(11)	*
C. Eric Winzer	200,000	(12)	*
Group consisting of executive officers and directors	15,422,187		14.0%

*	Less than 1%.
(1)	Percentage ownership is based upon 105,351,057 shares of common stock issued and outstanding. For purposes of determining the amount of securities beneficially owned, share amounts include all common stock owned outright plus all shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days after the preparation of this table. Shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days after the preparation of this table, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other persons. Unless otherwise indicated, the mailing address of all persons named in this table is: c/o Cytomedix, Inc., 209 Perry Parkway, Suite 7, Gaithersburg, MD 20877.
(2)	Independent director of the Company. Includes 380,000 shares Mr. Benson may acquire upon the exercise of stock options approved by the Board and issued under the Company’s Long-Term Incentive Plan. Mr. Benson stepped down as the Company’s director effective as of October 31, 2013.
(3)	Independent director of the Company. Includes 1,143,770 shares of the Company’s common stock owned directly by CNF Investments II, LLC (“CNF”). The individual managing members (collectively, the “CNF Member Managers”) of CNF are Joseph Del Guercio and Robert J. Flanagan. CNF and CNF Member Managers may share voting and dispositive power over the shares directly held by CNF. Mr. Del Guercio is Managing Director of CNF. He disclaims beneficial ownership of such securities. Also includes 405,563 shares issuable upon exercise of the warrant also held by CNF and 60,000 shares Mr. Del Guercio may acquire upon the exercise of stock options approved by the Board and issued under the Company’s Long-Term Incentive Plan. Mailing address for CNF is 7500 Old Georgetown Road, Suite 620, Bethesda, MD 20814.
(4)	Chief Operating Officer of the Company. Includes 312,000 shares Mr. Field may acquire upon the exercise of stock options approved by the Board and issued under the Company’s Long-Term Incentive Plan.
(5)	Independent director of the Company. Includes 535,000 shares Mr. Hohnke may acquire upon the exercise of stock options approved by the Board and issued under the Company’s Long-Term Incentive Plan.
(6)	Executive Chairman of the Board of the Company. Includes 544,038 shares Mr. Jorden may acquire upon the exercise of stock options approved by the Board and issued under the Company’s Long-Term Incentive Plan and warrants.
(7)	Independent director of the Company. Includes 200,000 shares Dr. Keith may acquire upon the exercise of stock options approved by the Board and issued under the Company’s Long-Term Incentive Plan.

(8)	Independent director of the Company. Includes (i) 1,233,738 shares and 244,305 shares issuable upon the exercise of February 2012 warrants held by Intersouth Partners VI, L.P. (“ISP VI”), which shares are indirectly held by Intersouth Associates VI, LLC (“ISA VI”), as general partner of ISP VI, and each of the individual managing members of ISA VI, and (ii) 1,233,740 shares and 373,510 shares issuable upon the exercise of February 2012 warrants held by Intersouth Partners VII, L.P. (“ISP VII”), which shares are indirectly held by Intersouth Associates VII, LLC (“ISA VII”), as general partner of ISP VII, and each of the individual managing members of ISA VII. The individual managing members of ISA VI and ISA VII are Mitch Mumma and Dennis Dougherty. Member Managers may share voting and dispositive power over the shares directly held by such entities. Dr. Kent is a member of ISA VI and ISA VII, respectively; he is also the general partner of ISP VI and ISP VII, respectively. Also includes 60,000 shares Mr. Kent may acquire upon the exercise of stock options approved by the Board and issued under the Company’s Long-Term Incentive Plan. Mailing address for all affiliated entities is 102 City Hall Plaza, Suite 200, Durham, NC 27701.
(9)	Independent director of the Company. Includes 390,000 shares Mr. McLoughlin may acquire upon the exercise of stock options approved by the Board and issued under the Company’s Long-Term Incentive Plan and warrants.
(10)	Chief Executive Officer of the Company. Includes 977,373 shares Mr. Rosendale may acquire upon the exercise of stock options approved by the Board and issued under the Company’s Long-Term Incentive Plan and warrants.
(11)	Appointed the Company’s Executive Vice President, Chief Financial Officer, Secretary and Treasurer, on March 29, 2013 commencing as of May 10, 2013. Upon execution of his Employment Agreement with the Company, Mr. Shallcross received a grant of stock options under the Company’s LTIP to purchase 600,000 shares of the Company’s common stock, vesting in equal installments over three years after the issuance date of March 30, 2013, such that 200,000 shares vest on March 30, 2014; 200,000 shares on March 30, 2015; and the remaining 200,000 shares on March 30, 2016.
(12)	Independent director of the Company. Includes 200,000 shares Mr. Winzer may acquire upon the exercise of stock options approved by the Board and issued under the Company’s Long-Term Incentive Plan.

Section 16(a) Beneficial Ownership compliance during 2012

Section 16(a) of the Exchange Act, requires officers, directors and persons who own more than ten percent of a registered class of equity securities to, within specified time periods, file certain reports of ownership and changes in ownership with the SEC. Based solely upon a review of Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16a-3 under this Exchange Act during the Company’s most recent fiscal year, and Forms 5 with respect to the most recent fiscal year, the Company believes that, except for Forms 4 for Patrick Vanek filed March 29, 2012, Forms 4 for Messrs. Maslan, Rosendale and Jorden filed January 30, 2012, and Forms 4 for Messrs. McLoughlin, Winzer, Benson, Mendelsohn and Keith filed on February 13, 2012, which were inadvertently filed late, all such forms required to be filed pursuant to Section 16(a) were timely filed as necessary by the executive officers, directors and security holders required to file same during the fiscal year ended December 31, 2012.

Directors and Executive Officers of Cytomedix; Governance of the Company

The following table sets forth the names and ages of our directors and executive officers as of November 1, 2013.

Name	Age	Date of Appointment	Office Held
Stephen N. Keith	61	November 23, 2004	Independent Director
Richard S. Kent	64	February 8, 2012	Independent Director
Joseph Del Guercio	41	February 8, 2012	Independent Director
C. Eric Winzer	56	January 30, 2009	Independent Director
Martin P. Rosendale	55	July 1, 2008	CEO, Director
David E. Jorden	51	September 19, 2008	Executive Chairman of the Board
Steven A. Shallcross(1)	51	May 10, 2013	Executive VP, CFO
Lyle Hohnke	70	February 8, 2012	Director
Mark T. McLoughlin	57	June 7, 2004	Independent Director
Edward L. Field	48	February 8, 2012	COO
Patrick P. Vanek	57	July 26, 2010	VP of Operations

(1)	Steven A. Shallcross was appointed the Company’s CFO, Executive Vice-President, Secretary and Treasurer, following Mr. Maslan’s resignation as the Company’s CFO and Secretary effective as of May 10, 2013.

Board of Directors

Our Board oversees our business affairs and monitors the performance of our management. Each director and executive officer holds office until his successor is duly elected and qualified, his resignation, or he is removed in the manner provided by our Bylaws. All officers are appointed and serve at the discretion of the Board. All of our officers devote their full-time attention to our business.

Biographical Information of Directors and Executive Officers

Biographical information with respect to the Company’s current executive officers and directors is provided below.

Stephen N. Keith, MD, MSPH has served as a Director since September 19, 2008. Dr. Keith served as the Chief Executive Officer of the American College of Clinical Pharmacology, a premier professional society for the discipline of clinical pharmacology, from 2009 until early 2012. From 2006 until 2009, Dr. Keith served as President and Chief Operating Officer of Panacea Pharmaceuticals, Inc. From 2003 until 2006, Dr. Keith was a Managing Director of Glocap Advisors, an investment bank based in New York, and a Senior Consultant with the Biologics Consulting Group. During 2002 – 2003, Dr. Keith was a General Partner with Emerging Technology Partners, an early-stage life sciences venture capital firm in Maryland. Just prior to joining Emerging Technology Partners, he held the position of President and Chief Operating Officer at Antex Biologics Inc. From 1995 to 2000, Dr. Keith served as Vice President, Marketing and Sales, at North American Vaccine, Inc. From 1990 to 1995, Dr. Keith held various positions at Merck & Co., Inc., including Senior Director, Health Care Delivery Policy in Corporate Public Affairs, Senior Customer Manager in the U.S. Human Health Division, and Senior Director, Health Strategies, in the Merck-Medco Managed Care Division. Dr. Keith completed his undergraduate work at Amherst College, Amherst, Massachusetts, in 1973, and he received the M.D. degree from the University of Illinois in 1977. Dr. Keith completed a three-year residency in Pediatrics at the University of California, Los Angeles, Center for the Health Sciences in 1980. From 1980 to 1982, he was a Robert Wood Johnson Foundation Clinical Scholar at UCLA, during which time he received a Masters in Science in Public Health from UCLA. From 1982 to 1987, Dr. Keith served on the faculty of the Charles Drew Medical School and the UCLA School of Medicine in the Department of Pediatrics. From 1987 to 1990, Dr. Keith served as a Health Policy Advisor to the U.S. Senate Committee on Labor and Human Resources, under Senator Edward M. Kennedy. He is currently a Site Director for WellStreet Urgent Care in Atlanta, Georgia, a position he assumed in 2012, serves as a member of the Boards of Directors of The David Winston A. Winston Health Policy Fellowship, National Medical Fellowships, and Community Health Charities, and is a Fellow of the Academy of Pediatrics and a Diplomate of the American Board of Pediatrics.

David E. Jorden, CPA, CFA has served as Executive Chairman since February 3, 2012 and was previously an executive board member since October 2008. From 2003 to 2008, he was with Morgan Stanley’s Private Wealth Management group where he was responsible for equity portfolio management for high net worth individuals. Prior to Morgan Stanley, Mr. Jorden served as CFO for Genometrix, Inc., a private genomics/life sciences company focused on high-throughput microarray applications. Mr. Jorden was previously a principal with Fayez Sarofim & Co. Mr. Jorden has a MBA from Northwestern University’s Kellogg School and a B.B.A. from University of Texas at Austin. He holds both Certified Financial Analyst and Certified Public Accountant designations. Mr. Jorden serves on the board of Opexa Therapeutics, Inc. (Nasdaq: OPXA) where he has held the position of Acting Chief Financial Officer since August 2012. He is also on the board of PLx Pharma, Inc., a specialty pharmaceutical company developing GI safer NSAIDs (nonsteroidal anti-inflammatory drugs). Mr. Jorden brings his experience and expertise in the areas of capital raising, investor relations, financial management and analysis, and business strategy to the Board and the Company.

Mark T. McLoughlin has served as a Director since June 7, 2004. Mr. McLoughlin currently serves as Senior Vice President & President U.S. Laboratory Solutions for VWR International, LLC, a position he has held since July 2012. As Senior Vice President & President of U.S. Laboratory Supply, Mr. McLoughlin leads all sales, marketing, services and operations for the U.S. Mr. McLoughlin joined VWR in September 2008. Prior to his current role, Mr. McLoughlin was Senior Vice President of Category Management as well as Senior Vice President of Emerging Businesses. Mr. McLoughlin brings over 30 years of commercial and strategic management experience. He has been responsible for leading a combination of VWR’s distribution, manufacturing and regional businesses throughout North America. Before joining VWR, Mr. McLoughlin held the position of Senior Vice President, Chief Marketing Officer for Cardinal Health, Inc. based in Geneva, Switzerland, where he designed and implemented an International Strategic Marketing Organization to support all of the Cardinal Health business outside of the U.S. and Canada. Prior to this position, from 2002 – 2007, Mr. McLoughlin was Senior Vice President, General Manager of Cardinal Health’s Scientific Products Clinical Laboratory business located in McGaw Park, IL. Mr. McLoughlin serves on the Board of Advisors for the Center for Services Leadership, W.P.Carey School of Business at Arizona State University. He graduated from the University of Arizona with a bachelor of arts, majoring in psychology.

C. Eric Winzer has served as Director since January 30, 2009. Mr. Winzer currently serves as Chief Financial Officer of OpGen, Inc., a privately held, whole-genome analysis company headquartered in Gaithersburg, MD. Prior to joining OpGen, Mr. Winzer was Executive Vice President and Chief Financial Officer of Avalon Pharmaceuticals, Inc. (Nasdaq: AVRX) from July 2007 to June 2009. Mr. Winzer was with Life Technologies Corporation (Nasdaq: LIFE), formerly Invitrogen Corporation, a provider of life science technologies for disease research and drug discovery, from 2000 to 2006, where he served as Senior VP and Chief Financial Officer, Executive Sponsor for Life’s ERP implementation and VP, Finance. From 1986 to 2000, Mr. Winzer held positions of increasing responsibilities at Life Technologies, Inc., including Chief Financial Officer, Secretary and Treasurer. From 1980 until 1986, he held various financial positions at Genex Corporation. Mr. Winzer received his B.A. in Economics and Business Administration from McDaniel College and an M.B.A. from Mount Saint Mary’s University. Mr. Winzer brings his experience and expertise in the areas of financial management and analysis, corporate governance, mergers and acquisitions to the Board and the Company.

Martin P. Rosendale has served as our Chief Executive Officer and Director since July 1, 2008. Prior to that, in March 2008, he was appointed as Executive Vice-President and Chief Operating Officer of the Company. From January 2005 to March 2008, Mr. Rosendale held the position of Chief Executive Officer of Core Dynamics, Inc., a Rockville, MD biotechnology startup company using cryopreservation technology developed in Israel. From March 2001 to December 2004, Mr. Rosendale held the position of Senior Vice President and General Manager of ZLB Bioplasma, Inc., a Glendale, CA biologics company, as well as other positions at various biotechnology companies. Mr. Rosendale holds a Bachelor of Science degree in Microbiology from California State University in Long Beach, CA (1982).

Dr. Richard S. Kent has served as served as Director since February 8, 2012. He previously served as a member of Aldagen’s Board from March 2010 to February 2012. Since December 2008, he has been a Partner with Intersouth Partners, a venture capital firm that was Aldagen’s largest stockholder. Dr. Kent served as the

President and Chief Executive Officer of Serenex, Inc., a biotechnology company focused on oncology, from 2002 until its sale to Pfizer in April 2008. From 2001 until he joined Serenex, he served as President and Chief Executive Officer of Ardent Pharmaceuticals, Inc. Before that, he held senior executive positions at GlaxoSmithKline, where he was Senior Vice President of Global Medical Affairs and Chief Medical Officer; at Glaxo Wellcome, where he was Vice President of U.S. Medical Affairs and Group Medical Director; and at Burroughs Wellcome, where he was International Director of Medical Research. Dr. Kent has served as a director of Inspire Pharmaceuticals, Inc., a publicly traded biotechnology company, since June 2004, until its acquisition by Merck in 2011. Dr. Kent received his undergraduate degree from the University of California, Berkeley and his M.D. from the University of California, San Diego. He is board certified in both internal medicine and cardiology. Dr. Kent’s qualifications to serve on the Board include his extensive experience as a chief executive officer and senior medical officer in the pharmaceutical industry.

Dr. Lyle Hohnke has served as served as Director since February 8, 2012. He previously served as a member of Aldagen’s Board from August 2008 to February 2012 and Aldagen’s President and Chief Executive Officer from October 2010 to February 2012. He was previously a partner of Tullis Dickerson, a healthcare-focused venture capital fund and an investor in Aldagen. Dr. Hohnke holds Ph.D. and M.A. degrees from the University of Oregon and was a postdoctoral fellow at the UCLA School of Medicine. He also holds an M.B.A. degree from the Hartford Graduate Institute at Rensselaer Polytechnic Institute and a B.A. degree from Western Michigan University. Dr. Hohnke’s qualifications to serve on the Board include his experience in working with entrepreneurial companies in the healthcare field and his business and finance background.

Joseph Del Guercio has served as served as Director since February 8, 2012. He has been Managing Director at CNF Investments (CNF)/Clark Enterprises, an Aldagen investor, since November 2004. Mr. Del Guercio serves on the boards of directors of Terrago Technologies Inc., an Atlanta-based technology company, KZO Innovations, a Virginia-based technology company, Innovative Biosensors, a Maryland-based diagnostics company, and Ogmento, Inc., a New York-based technology company. He also serves on the board of directors of Vital Sensors, Inc., a private company based in Richmond, Virginia, Verax Biomedical, Inc., another privately held company based in Worcester, Massachusetts, Overture Technologies, Inc., a Bethesda, MD-based software company, Vision Chain, Inc., a Washington DC based technology company, and DigitalBridge Communications, Inc., an Ashburn, Virginia-based private company. Mr. Del Guercio has an M.B.A. degree from Harvard Business School and a B.S. degree from Boston College.

Edward L. Field joined the Company as Chief Operating Officer on February 8, 2012. Prior to joining the Company, Mr. Field served as Aldagen’s President and Chief Operating Officer from November 2004 to March 2010. From March 2010 to November 2010, he served as Aldagen’s Chief Business Officer. From November 2010 to February 2012, he served as Aldagen’s Chief Operating Officer. Prior to joining Aldagen, Mr. Field was the President and Chief Executive Officer of Inologic, Inc., a private biopharmaceutical company, from 2002 to September 2004. Prior to joining Inologic, from 1999 to 2002, Mr. Field was the President of Molecumetics, Ltd., a drug discovery and development subsidiary of Tredegar Corporation, until its merger with Therics, LLC, a regenerative medicine company. Mr. Field received a Master of Business Administration degree from the University of Virginia’s Darden School of Business Administration and a Bachelor of Arts degree in Economics from Duke University.

There are no family relationships between any of the Company’s executive officers or directors and there are no arrangements or understandings between a director and any other person pursuant to which such person was elected as director. There were no material changes to the procedures by which shareholders may recommend nominees to the Board since the Company’s last disclosure of such policies.

Director and Officer Involvement in Certain Legal Proceedings

There are no material proceedings to which any director, executive officer or affiliate of the Company, any owner of record or beneficial owner of more than five percent of any class of voting securities of the Company, or any associate of any such director, executive officer, affiliate or security holder is a party adverse to the Company or has a material interest adverse to the Company. There were no material changes to the procedures by which shareholders may recommend nominees to the Board since the Company’s last disclosure of such policies.

To the best of our knowledge, none of the following events have occurred during the past ten years that are material to an evaluation of the ability or integrity of any director, director nominee or executive officer of the Company:

•	any bankruptcy petition filed by or against, or any appointment of a receiver, fiscal agent or similar Officer for, the business or property of such person, or any partnership in which such person was a general partner or any corporation of which such person was an executive officer either, in each case, at the time of the filing for bankruptcy or within two years prior to that time;
•	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities:
(i)	acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or
(ii)	engaging in or continuing any conduct or practice in connection with such activity;
(iii)	engaging in any type of business practice; or engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.
•	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to act as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, Director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;
•	being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or federal commodities law, and the judgment in such civil action or finding by the SEC or the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated;
•	being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial instructions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
•	being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a) (26) of the Exchange Act), any registered entity (as defined in Section 1(a) (29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or person associated with a member.

Director and Board Nominee Independence

The Company’s current directors include Stephen Keith, Mark McLoughlin, David Jorden, Richard Kent, Joseph Del Guercio, Lyle Hohnke, Martin Rosendale and Eric Winzer. The Company’s securities are being quoted on the OTC Bulletin Board. The Board elects to apply the NASDAQ Stock Market corporate governance requirements and standards in its determination of the independence status of each Board and Board committee member. All of the Company’s current directors meet such independence requirements with the exception of Messrs. Rosendale, Hohnke and Jorden, none of which individuals serves on the Audit Committee of the Board. The members of the Audit Committee are also “independent” for purposes of Section 10A-3 of the Exchange Act and NASDAQ Stock Marketplace rules. The Board based its independence determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors. None of our directors engages in any transaction, relationship, or arrangement contemplated under section 404(a) of Regulation S-K.

Membership, Meetings and Attendance

Our Board has three committees: Audit Committee, Compensation Committee, and the Nominating and Governance Committee. In 2012, each of our directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served. The Board discussed various business matters informally on numerous occasions throughout the year 2012. In addition, the Board met seventeen times in person or telephonically (and three times acted by a unanimous written consent in lieu of meeting). The Audit, Compensation and Nominating & Corporate Governance Committees met at least four, two, and one times, respectively, during the same period.

The membership and responsibilities of these current committees are summarized below. Additional information regarding the responsibilities of each committee is found in, and is governed by, our Bylaws, as amended, each committee’s Charter, where applicable, specific directions of the Board, and certain mandated regulatory requirements. The Charters of the Audit, Compensation, and Nominating and Governance Committees, as well as the Code of Conduct and Ethics are available at the Company’s website at http://www.cytomedix.com. The information on the Company’s website is not a part of this proxy statement.

Below are the current committee memberships and other information about the Board committees. The membership of each of the standing committees of the Board is comprised solely of independent directors, as described below.

Name	Audit	Compensation	Nominating & Governance
Stephen N. Keith	*		**
Richard S. Kent		*
Joseph Del Guercio			*
Lyle Honhke		**
C. Eric Winzer(1)	**
Mark T. McLoughlin	*	*

*	Designates membership.
**	Designates chairmanship.
(1)	Audit Committee financial expert.

Nominating and Governance Committee

The Nominating and Governance Committee has the following responsibilities as set forth in its charter:

•	to review and recommend to the Board with regard to policies for the composition of the Board;
•	to review any director nominee candidates recommended by any director or executive officer of the Company, or by any shareholder if submitted properly;

•	to identify, interview and evaluate director nominee candidates and have sole authority to retain and terminate any search firm to be used to assist the Committee in identifying director candidates and approve the search firm’s fees and other retention terms;
•	to recommend to the Board the slate of director nominees to be presented by the Board;
•	to recommend director nominees to fill vacancies on the Board, and the members of each Board committee;
•	to lead the annual review of Board performance and effectiveness and make recommendations to the Board as appropriate; and
•	to review and recommend corporate governance policies and principles for the Company, including those relating to the structure and operations of the Board and its committees.

Shareholders meeting the following requirements who want to recommend a director candidate may do so in accordance with our Bylaws and the following procedures established by the Nomination and Governance Committee. The Board will consider all director candidates recommended to the Nomination and Governance Committee by shareholders owning at least 5% of our outstanding shares at all times during the year preceding the date on which the recommendation is made that meet the qualifications established by the Board. To make a nomination for director at an Annual Meeting, a written nomination solicitation notice must be received by the Nomination and Governance Committee at our principal executive office not less than 120 days before the anniversary date our proxy statement was mailed to shareholders in connection with our previous annual meeting. The written nomination solicitation notice must contain the following material elements, as well as any other information reasonably requested by us or the Nomination and Governance Committee:

•	the name and address, as they appear on our books, of the stockholder giving the notice or of the beneficial owner, if any, on whose behalf the nomination is made;
•	a representation that the stockholder giving the notice is a holder of record of our common stock entitled to vote at the annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice;
•	complete biography of the nominee, as well as consents to permit us to complete any due diligence investigations to confirm the nominee’s background, as we believe to be appropriate;
•	the disclosure of all special interests and all political and organizational affiliations of the nominee;
•	a signed, written statement from the director nominee as to why the director nominee wants to serve on our Board, and why the director nominee believes that he or she is qualified to serve;
•	a description of all arrangements or understandings between or among any of the stockholder giving the notice, the beneficial owner, if any, on whose behalf the notice is given, each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice;
•	such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by our Board; and
•	the signed consent of each nominee to serve as a director if so elected.

In considering director candidates, the Nomination and Governance Committee will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors who can bring the benefit of various backgrounds, skills and insights to the Company and its operations. Candidates whose evaluations are favorable are then chosen by the Nominating and Governance Committee to be recommended for selection by the full Board. The full Board selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the annual meeting. Each director nominee is evaluated in the context of the full Board’s qualifications as a whole, with the objective of establishing a Board that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment. Each director nominee will be evaluated considering the relevance to us of the director nominee’s skills and experience, which must be complimentary to the skills and experience of the other members of the Board. The Nominating and Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its shareholders.

Board Leadership Structure and Role in Risk Oversight

Our Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific experience and expertise. Currently, the offices of the Executive Chairman of the Board and the Chief Executive Officer of the Company are held by David Jorden and Martin P. Rosendale, respectively. Previously, James S. Benson was our principal independent director. In this capacity, Mr. Benson, among other things, presided over meetings of non-management, independent directors and, with input from other directors, prepared agendas for these meetings and maintained contact between the Board and the management of the Company. We believe that this arrangement served the best interest of the Company and its shareholders. With Mr. Benson’s departure for personal reasons, the Company intends to fill this vacancy as soon as practicable.

The Board sees its role in the Company’s risk oversight process in receiving regular reports from members of senior management on areas of material risk to the Company, including strategic, operational, reporting and compliance risks. The full Board (or the appropriate standing committee of the Board in the case of risks that are under the purview of a particular committee) is to receive these reports from the appropriate party within the organization that is responsible for a particular risk or set of risks to enable it to understand our risk identification, management and mitigation strategies. The Board has developed an agenda of risk topics that are presented to the Board or one of its standing committees on an annual basis. When a committee receives such a report, the Chairman of the committee will discuss the report with the full Board during the next available Board meeting, holding additional meetings, if and when required. The Board believes that this practice enables the Board and its committees to coordinate risk oversight for the Company, particularly regarding the interrelationship among various risks. During its regular course of its activities, our Audit Committee discusses our policies with respect to risk assessment and risk management. The Compensation Committee and the Board each discuss the relationship between our compensation policies and corporate risk to assess whether these policies encourage excessive risk-taking by executives and other employees.

Shareholder Communications with Directors

We have no formal written policy regarding communication with the Board. Persons wishing to write to the Board or to a specified director or committee of the Board should send correspondence to the Secretary at our principal offices. Electronic submissions of shareholder correspondence will not be accepted. The Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the shareholders, to the functioning of the Board, or to the affairs of Cytomedix. Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board. If the Chairman of the Board is not an independent director, a copy will be sent to the Chairman of the Audit Committee as well.

Board Member Attendance at Annual Meetings

All current Board members and all nominees for election to our Board are expected to attend our Annual Meetings unless personal circumstances make the Board member or director nominee attendance impracticable or inappropriate.

Audit Committee

The Board formed an Audit Committee in December 2004. Mr. Winzer currently serves as chairman of the Audit Committee. The Board has determined that Mr. Winzer is an audit committee financial expert as defined by Item 407(d)(5) of Regulation S-K. Mr. Winzer has held several top financial offices at public and private companies and possesses substantial expertise in financial and accounting matters. Other members of the Audit Committee are Mr. McLoughlin and Dr. Keith. The Board has determined that each member of the Audit Committee is “independent” as set forth by the independence requirements of the NASDAQ Stock Market and under the federal securities laws.

The purpose of the Audit Committee is to assist the Board in its general oversight of our financial reporting, internal controls and audit functions. As described in the Audit Committee Charter, the Audit Committee’s primary responsibilities are to:

•	Review whether or not management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;
•	Review whether or not management has established and maintained processes to ensure that an adequate system of internal controls is functioning within the Company;
•	Review whether or not management has established and maintained processes to ensure compliance by the Company with legal and regulatory requirements that may impact its financial reporting and disclosure obligations;
•	Oversee the selection and retention of the Company’s independent registered public accounting firm, their qualifications and independence;
•	Prepare a report of the Audit Committee for inclusion in the proxy statement for the Company’s annual meeting of shareholders;
•	Review the scope and cost of the audit, the performance of the independent registered public accounting firm, and their report on the annual financial statements of the Company; and
•	Perform all other duties as the Board may from time to time designate.

Compensation Committee

The Compensation Committee was established on December 17, 2004. The duties of the Committee include, among others, establishing any director compensation plan or any executive compensation plan or other employee benefit plan which requires shareholder approval; establishing significant long-term director or executive compensation and director or executive benefits plans which do not require stockholder approval; determination of any other matter, such as severance agreements, change in control agreements, or special or supplemental executive benefits, within the Committee's authority; determining the overall compensation policy and executive salary plan; and determining the annual base salary, annual bonus, and annual and long-term equity-based or other incentives of each corporate officer, including the CEO.

Although a number of aspects of the CEO’s compensation may be fixed by the terms of his employment contract, the Compensation Committee retains discretion to determine other aspects of the CEO’s compensation. The CEO reviews the performance of the executive officers of the Company (other than the CEO) and, based on that review, the CEO makes recommendations to the Compensation Committee about the compensation of executive officers (other than the CEO). The CEO does not participate in any deliberations or approvals by the compensation committee or the Board with respect to his own compensation. The Compensation Committee makes recommendations to the Board about all compensation decisions involving the CEO and the other executive officers of the Company. The Board reviews and votes to approve all compensation decisions involving the CEO and the executive officers of the Company. The Compensation Committee and the Board will use data, showing current and historic elements of compensation, when reviewing executive officer and CEO compensation. The Committee is empowered to review all components of executive officer and director compensation for consistency with the overall policies and philosophies of the Company relating to compensation issues. The Committee may from time to time delegate duties and responsibilities to subcommittees or a Committee member. The Committee may retain and receive advice, in its sole discretion, from compensation consultants. In the last fiscal year, the Committee did not employ compensation consultants in determining or recommending the amount or form of executive and director compensation. None of the members of our Compensation Committee is one of our officers or employees.

None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Code of Conduct and Ethics

In April 2005, the Board approved a Code of Conduct and Ethics applicable to all directors, officers and employees which complies with the definition of a “code of ethics” as set forth in Item 406 of SEC Regulation S-K.

Executive Compensation

Compensation Discussion and Analysis

Objectives of Our Executive Compensation Program

The Compensation Committee of our Board administers our executive compensation program. The Compensation Committee is composed entirely of independent directors. The general philosophy of our executive compensation program is to align executive compensation with Cytomedix’s business objectives and the long-term interests of our shareholders. To that end, the Compensation Committee believes executive compensation packages we provide to our executives, including the Named Executive Officers, should include both cash and stock-based compensation that reward performance as measured against established goals. In addition, we strive to provide compensation that is competitive with other biopharmaceutical and biotechnology companies and that will allow us to attract, motivate, and retain qualified executives with superior talent and abilities.

Our executive compensation is designed to reward achievement of our corporate goals. In 2012, our corporate goals included, but were not limited to: (i) advancement of our clinical development program; (ii) obtaining additional financing as needed; (iii) strengthening our balance sheet and (iv) integration of our operations following the February 2012 Aldagen acquisition. This focus allows us to reward our executives for their roles in creating value for our shareholders.

The Role of the Compensation Committee

The Compensation Committee has the primary authority to determine our compensation philosophy and to establish compensation for our executive officers. The Compensation Committee oversees our compensation and benefit plans and policies; administers our stock option plan; reviews the compensation components provided to our officers, employees, and consultants; grants options to purchase common stock to our officers, employees, and consultants; and reviews and makes recommendations to the Board regarding all forms of compensation to be provided to the members of the Board. The Compensation Committee generally sets the initial compensation of each executive. The Compensation Committee annually reviews and in some cases adjusts compensation for executives. Although, the Chief Executive Officer provides recommendations to the Compensation Committee regarding the compensation of the other executive officers, the Compensation Committee has full authority over all compensation matters relating to executive officers.

Elements of Executive Compensation

Although in 2012 the Compensation Committee has not adopted any formal guidelines for allocating total compensation between equity compensation and cash compensation, it strives to maintain a strong link between executive incentives and the creation of shareholder value. Therefore, we emphasize incentive compensation in the form of stock options rather than base salary.

Executive compensation consists of the following elements:

Base Salary.  Base salaries for our executives are generally established based on the scope of their responsibilities, taking into account what the Compensation Committee believes to be, based on its general business experience, competitive market compensation paid by other companies for similar positions and recognizing cost of living considerations. Prior to making its recommendations and determinations, the Compensation Committee reviews each executive’s historical pay levels, past performance and expected future contributions. In 2012, the Compensation Committee did not use any particular indices or formulae to arrive at each executive’s recommended pay level. Evaluations of past performance are made on a qualitative basis, and may include such factors as leadership performance, contribution to the officer group, overall performance, continuous improvements, and other appropriate measures. In making decisions as to the base salaries of our executive officer in 2012, the Compensation Committee does not engage in benchmarking by using specific compensation data about other companies as a reference point.

Annual Cash Incentive Bonus.  As described below under “Employment Agreements,” each of the employment agreements we have entered into with our Named Executive Officers provides the officer with the opportunity to earn a cash bonus up to a stated percentage of his or her base salary based upon objectives and milestones to be agreed upon annually by our Board and Chief Executive Officer.

Equity Awards.  We also use long-term incentives in the form of stock options. Employees and executive officers generally receive stock option grants at the commencement of employment and periodically receive additional stock option grants, typically on an annual basis. We believe that stock options are instrumental in aligning the long-term interests of our employees and executive officers with those of the shareholders because such individuals realize gains only if the stock price increases. Stock options also help to balance the overall executive compensation program, with base salary providing short-term compensation and stock options rewarding executives for long-term increases in shareholder value. Options are generally granted through our Long-Term Incentive Plan that authorizes us to grant options to purchase shares of common stock to our employees, directors and consultants. The Compensation Committee reviews and approves stock option awards to executive officers in amounts that are based upon a review and assessment of individual performance, each executive’s existing long-term incentives and retention considerations.

Periodic stock option grants are made at the discretion of the Compensation Committee to eligible employees and, in appropriate circumstances, the Compensation Committee considers the recommendations of members of management, such as the Chief Executive Officer. In determining the amount of any equity award, the Compensation Committee gives subjective consideration to our Named Executive Officers’ contributions towards the achievement of our goals. In 2012, each Named Executive Officer was awarded stock options in the amount indicated in the table entitled “2012 Grants of Plan Based Awards.” Stock options are granted with an exercise price equal to the fair market value of our common stock on the day of grant and typically vest ratably over a three-year period.

Severance Arrangements.  As described below under “Executive Employment Agreements,” each of the employment agreements we have entered into with our Named Executive Officers provides the officer with certain severance protection arrangements in the event the officer’s employment is terminated by the Board without cause. In such event, the officer will receive a severance payment equal to a stated number of months of base salary, subject to certain conditions and the execution and delivery of a general release and waiver of claims in our favor. We believe the provisions of these severance arrangements are consistent with the principal objectives of our compensation programs, appropriate for the level of service provided by each executive, and provide an important “safety net” that allows each executive to focus on our business and pursue the course of action that is in the best interests of our shareholders by alleviating some potential concerns regarding their personal financial well-being in the event of a termination.

Section 162(m) Policy

Section 162(m) of the Code limits the tax deductibility by public companies of compensation in excess of $1 million paid to certain executive officers. These officers include any employee who, as of the close of the taxable year, is the principal executive officer, and any employee whose total compensation for the taxable year is required to be reported to shareholders under the Exchange Act by reason of such employee being among the three highest compensated officers for that taxable year, other than the principal executive officer or the principal financial officer. However, compensation which qualifies as “performance-based” is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by the corporation’s shareholders. It is our policy to qualify, to the extent reasonable, our executive officers’ compensation for deductibility under applicable tax law. However, we intend to retain the flexibility necessary to provide total cash compensation in line with competitive practice, our compensation philosophy, and our best interests. Therefore, we may from time to time pay compensation to our executive officers that may not be deductible.

Executive Compensation Table — 2012

This discussion focuses on the compensation paid to “named executive officers,” which is a defined term generally encompassing all persons that served as principal executive officer at any time during the fiscal year, as well as certain other highly paid executive officers serving in such positions at the end of the fiscal year. During 2012, 2011 and 2010, the named executive officers consisted of the following persons:

•	Martin P. Rosendale — Chief Executive Officer (Principal Executive Officer)
•	Edward L. Field — Chief Operating Officer (effective February 8, 2012)
•	Andrew S. Maslan — Chief Financial Officer (Principal Financial Officer); resigned effective May 2013.
•	Patrick P. Vanek — Vice President of Operations (through February 8, 2012)
•	Carelyn P. Fylling — Vice President of Professional Services (through July 13, 2010)

Name and Principal Position	Year	Salary	Bonus	Option Awards(6)	All Other Compensation	Total
Martin P. Rosendale(1) Chief Executive Officer (Effective July 1, 2008)	2012	$359,167	$50,000	$—	$10,000	$419,167
	2011	$300,000	$—	$108,935	$9,800	$418,735
	2010	$300,000	$—	$—	$9,800	$309,800
Edward L. Field(2) Chief Operating Officer (Effective February 8, 2012)	2012	$243,191	$15,000	$675,411	$8,932	$942,534
Andrew S. Maslan(3) Chief Financial Officer	2012	$235,833	$32,000	$—	$10,000	$277,833
	2011	$200,000	$—	$39,693	$7,733	$247,426
	2010	$200,000	$—	$25,628	$8,000	$233,628
Partick P. Vanek(4) VP — Operations	2012	$195,071	$15,000	$—	$1,950	$212,021
	2011	$195,000	$—	$25,169	$—	$220,169
	2010	$84,943	$—	$51,256	$—	$136,199
Carelyn P. Fylling(5)	2010	$142,291	$—	$15,377	$5,692	$163,360

(1)	Mr. Rosendale may earn a cash bonus of up to 50% of his salary. The exact amount of such bonus compensation is to be determined by the Compensation Committee and approved by the Board. Amount under Option Awards represent the grant date fair value of 150,000 options awarded during 2011. No stock options were awarded in 2012. Amounts in All Other Compensation reflect employer 401(k) matching contributions.
(2)	Mr. Field joined the Company on February 8, 2012 as Chief Operating Officer. Amount of salary for 2012 represents amount earned from his date of hire. Mr. Field may earn a cash bonus of up to 35% of his salary. The exact amount of such bonus compensation is to be determined by the Compensation Committee and approved by the Board. Amount under Option Awards represent the grant date fair value of 534,000 options awarded during 2012. Amounts in All Other Compensation reflect employer 401(k) matching contributions.
(3)	Resigned as the Company’s CFO effective May 2013. Amount under Option Awards represented the grant date fair value of 60,000 options awarded during 2011. No stock options were awarded in 2012. Amounts in All Other Compensation reflect employer 401(k) matching contributions.
(4)	Mr. Vanek relinquished his position as an officer of the Company effective February 8, 2012. However, he remains an employee and Vice President. Mr. Vanek may earn a cash bonus of up to 30% of his salary. The exact amount of such bonus compensation is to be determined by the Compensation Committee and approved by the Board. Amount under Option Awards represent the grant date fair value of 40,000 options awarded during 2011. No stock options were awarded in 2012. Amounts in All Other Compensation reflect employer 401(k) matching contributions.

(5)	Ms. Fylling relinquished her position as an officer of the Company effective July 13, 2010. However, she remains an employee and Vice President. Ms. Fylling may earn a cash bonus of up to 35% of her salary. The exact amount of such bonus compensation is to be determined by the Compensation Committee and approved by the Board. Amounts in All Other Compensation reflect employer 401(k) matching contributions.
(6)	Represents the fair value of the stock option awards granted during the fiscal year, calculated in accordance with FASB ASC Topic 718. Assumptions used to determine the grant date fair value of option awards may be found in Note 2 to the Consolidated Financial Statements.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

The Company has employment agreements with the following named executive officers. The following is a description of these agreements.

Martin P. Rosendale:  Mr. Rosendale’s employment agreement, as amended, provides for his at-will employment as the Company’s Chief Executive Officer. Effective June 1, 2012, Mr. Rosendale’s annual salary was $350,000 and his target bonus percentage was 50%, depending on the achievement of performance criteria. This compensation is subject to annual review and modification by the Board of Directors. If Mr. Rosendale’s employment is terminated by the Company, he is entitled to receive a lump sum severance payment of $50,000.

Edward L. Field:  Mr. Field’s employment agreement, provides for his at-will employment as the Company’s Chief Operating Officer. Effective as of March 30, 2013, following the review and recommendation of the Compensation Committee, the Board adjusted Mr. Field’s annual base salary to $290,000, subject to annual review by the Compensation Committee. In addition, he is eligible to earn up to 40% of his annual salary as an annual bonus. If Mr. Field’s employment is terminated by the Company without cause, he is entitled to receive his annual base salary and all other benefits for a period of six months on the same terms and schedules as existed immediately prior to his termination. Additionally, unvested stock options will continue to vest during this six month period.

Andrew S. Maslan:  Mr. Maslan’s employment agreement, as amended, provided for his at-will employment as the Company’s Chief Financial Officer. Effective June 1, 2012, Mr. Maslan’s annual salary was $250,000 and his target bonus percentage was 35%, depending on the achievement of performance criteria. This compensation was subject to annual review and modification by the Board of Directors. If Mr. Maslan’s employment were to be terminated by the Company without cause, he would be entitled to receive his annual base salary and all other benefits for a period of six months on the same terms and schedules as existed immediately prior to his termination. Additionally, unvested stock options would continue to vest during this six month period. On March 29, 2013, Mr. Maslan tendered his resignation as the Company’s CFO and Secretary effective as of May 10, 2013. Mr. Maslan’s departure was not due to any disagreement with the Company. The Company and Mr. Maslan executed a Separation Agreement dated as of March 30, 2013, which was approved by the Compensation Committee and the independent members of the Board of Directors. The Separation Agreement provides Mr. Maslan with certain payments and benefits upon termination of employment consistent with the terms and provisions of the “not for cause” termination of his employment agreement with the Company. In addition, the Company and Mr. Maslan agreed, among other things, that the unvested portion of his December 2011 option grant representing 33,334 options will vest immediately upon execution of the Separation Agreement. Further, Mr. Maslan’s stock options previously awarded by the Company and vested as of the date of the Separation Agreement will remain in full force and effect and will continue to be governed by the terms of the applicable stock option grant notices and agreements between him and the Company. The parties to the Separation Agreement executed releases with respect to certain claims enumerated in the Separation Agreement. In addition, Mr. Maslan made additional representations and covenants, including, among others, covenant not to sue, not to solicit the Company’s personnel, not to disparage the Company and related parties, and to keep the Company’s information confidential. The Separation Agreement also contains certain other provisions that are customary in agreements of this nature.

Patrick P. Vanek:  Mr. Vanek’s employment agreement provides for his at-will employment as the Company’s Vice President, Operations at an annual salary of $195,000 and a target bonus percentage of 30%, depending on the achievement of performance criteria. This compensation is subject to annual review and modification by the Board.

Grants of Plan-Based Awards in 2012

Name	Grant date	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards
Martin P. Rosendale		0
Edward L. Field	02/08/2012	534,000	$1.40	$675,411
Andrew S. Maslan		0
Partick P. Vanek		0

Outstanding Equity Awards at December 31, 2012

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date
Martin P. Rosendale	200,000	—		$1.54	3/14/2018
	300,000	—		$0.75	9/19/2018
	200,000	—		$0.40	12/16/2018
	165,000	—		$0.56	9/18/2019
	50,000	100,000	(2)	$0.80	12/1/2021
Edward L. Field	312,000	222,000	(3)	$1.40	2/8/2022
Andrew S. Maslan	60,000	—		$5.07	1/11/2016
	40,000	—		$2.52	3/16/2016
	50,000	—		$2.73	10/11/2016
	20,000	—		$0.88	7/27/2017
	100,000	—		$0.70	9/18/2018
	35,000	—		$0.60	5/13/2019
	30,000	—		$0.62	9/17/2019
	33,334	16,666	(4)	$0.56	7/13/2020
	10,000	—		$0.37	5/23/2021
	16,666	33,334	(5)	$0.80	12/1/2021
Patrick P. Vanek	66,667	33,333	(6)	$0.56	7/13/2020
	10,000	—		$0.37	5/23/2021
	10,000	20,000	(7)	$0.80	12/1/2021

(1)	All options are fully vested.
(2)	Options vest as follows: 50,000 each on December 1, 2013 and December 1, 2014.
(3)	Options vest as follows: 111,000 each on December 31, 2013 and December 31, 2014.
(4)	Options vest as follows: 16,666 on July 13, 2013.
(5)	Options vest as follows: 16,667 each on December 1, 2013 and December 1, 2014.
(6)	Options vest as follows: 33,333 on July 13, 2013.
(7)	Options vest as follows: 10,000 each on December 1, 2013 and December 1, 2014.

Option Exercises and Stock Vested in 2012

	Option awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)
Martin P. Rosendale	0	$—
Edward L. Field	0	$—
Andrew S. Maslan	0	$—
Partick P. Vanek	0	$—

The Company does not provide any pension plans/benefits or nonqualified deferred compensation.

Director Compensation in 2012

For service during 2012, each non-employee director was entitled to and received options to purchase 30,000 shares of the Company’s Common stock and, in addition, the principal director and each committee chair was entitled to and received options to purchase 10,000 shares of the Company’s common stock.

Name	Fees Earned or Paid in Cash	Option Awards(1)	All Other Compensation	Total(3)
David E. Jorden(2)	$—	$—	$75,000	$75,000
James S. Benson	$30,000	$40,811	$—	$70,811
Joseph del Guercio	$22,390	$50,990	$—	$73,380
Lyle A. Hohnke	$22,390	$50,990	$—	$73,380
Stephen N. Keith	$28,500	$40,811	$—	$69,311
Richard S. Kent	$22,390	$50,990	$—	$73,380
Mark T. McLoughlin	$28,500	$40,811	$—	$69,311
Craig B. Mendelsohn	$11,000	$5,102	$—	$16,102
C. Eric Winzer	$32,500	$40,811	$—	$73,311

(1)	At December 31, 2012, the following number of stock options remained unexercised by non-employee directors as follows: Benson — 350,000, Del Guercio — 30,000, Hohnke — 30,000, Keith — 160,000, Kent — 30,000, McLoughlin — 350,000, Mendelsohn — 70,000, Winzer — 160,000. Assumptions used to determine the grant date fair value of option awards may be found in Note 2 to the Consolidated Financial Statements.
(2)	Mr. Jorden is an executive member of management in addition to serving on the Board as Executive Chairman. He is not compensated for his Board service. No stock options were awarded in 2012. The amount in the All Other Compensation column represents his cash compensation as an employee in 2012.
(3)	In May 2013, the Board’s Compensation Committee engaged PayGovernance LLC, an outside compensation consultation expert, to conduct an overall assessment of the non-management director compensation levels to assess the competitive positioning of the Company's program for such directors. In its review, the experts considered, among other factors, annual Board committee retainers and per meeting fees, chair premium/incremental fees, annualized expected value of stock-based compensation, and actual total cash compensation. Following its review, the experts concluded that Cytomedix director compensation was generally aligned with (or slightly below) market practices. In June 2013, the Board reviewed the Compensation Committee report based upon the foregoing expert conclusions and adopted the Committee recommendation to leave the director compensation unchanged as it was currently in place.

Long Term Incentive Plan

Our previous Long-Term Incentive Plan (LTIP), as amended, authorized the issuance of up to 10,500,000 shares of common stock. The LTIP permitted incentive awards of options, SARs, restricted stock awards, phantom stock awards, performance unit awards, dividend equivalent awards or other stock-based awards to our employees, officers, consultants, independent contractors, advisors, and directors. The awards under the plan promoted the success and enhanced our value by providing the recipient with an incentive for outstanding performance. The LTIP was further intended to provide flexibility to us in our ability to motivate, attract, and retain the services of personnel upon whose judgment, interest, and special effort the successful conduct of our operation is largely dependent. The Plan was administered by the Compensation Committee of the Board, subject to the Board’s review and approval. Under the Plan, the Compensation Committee had the authority to:

•	designate participants;
•	determine the type or types of awards to be granted to each participant;
•	determine the number of awards to be granted and the number of shares of stock to which an award will relate;
•	determine the terms and conditions of any award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an award, and accelerations or waivers thereof, based in each case on such considerations as the Compensation Committee in its sole discretion determines;
•	accelerate the vesting or lapse of restrictions of any outstanding award, based in each case on such considerations as the Compensation Committee in its sole discretion determines;
•	determine whether, to what extent, and under what circumstances an award may be settled in, or the exercise price of an award may be paid in, cash, stock, other awards, or other property, or an award may be canceled, forfeited, or surrendered;
•	prescribe the form of each award agreement, which need not be identical for each participant;
•	decide all other matters that must be determined in connection with an award;
•	establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;
•	make all other decisions and determinations that may be required under the Plan or as the Compensation Committee deems necessary or advisable to administer the Plan; and
•	amend any award agreement as provided in the Plan.

As of October 31, 2013, 531,802 shares of common stock have been issued upon exercise of options granted pursuant to the LTIP.

Report of the Compensation Committee

The Compensation Committee, which is composed solely of independent directors of the Board of Directors, assists the Board in fulfilling its responsibilities with regard to compensation matters, and is responsible under its charter for determining the compensation of Cytomedix, Inc.’s executive officers. The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement with management, including our Chief Executive Officer and our Chief Financial Officer. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in this proxy statement.

Submitted by the Compensation Committee.

/s/ Mark T. McLoughlin (Chairman), Richard S. Kent, James S. Benson

Transactions with Related Persons

Except as set forth below, during the 2012 fiscal year, we were not involved in any related party transactions subject to Item 404 of Regulation S-K.

In February 2013, the Company raised gross proceeds of $5,000,000, before placement agent’s fees and other offering expenses, in a registered public offering. Proceeds from the transaction were to be used for general corporate and working capital purposes. The securities purchase agreements in connection with this offering provided for certain “piggy-back” registrations rights with respect to the Company’s securities (including shares to be issued upon warrant exercises) purchased in the offering by investors that are affiliates of the Company, such that the Company agreed, to the extent such affiliate investors are not able to resell such securities without restriction, to include such securities in its future registration statements, subject to applicable limitations. Also, to the extent that such securities have been not registered at the time the Company is required to file a registration statement in connection with the final milestone event relating to the February 2012 Aldagen acquisition, the affiliate investors will have the right to include such securities in such registration statement. The terms of the foregoing transaction, among other things, were disclosed in the Company’s Current Report on Form 8-K filed with the SEC on February 20, 2013.

Also in February 2013, the Company and Aldagen Holdings, LLC, a North Carolina limited liability company (“Aldagen Holdings”), executed an amendment (the “Amendment”) to the February 8, 2012 Exchange and Purchase Agreement (the “Exchange Amendment”). The disinterested members of the Board reviewed and approved the terms and provisions of the Amendment. The purpose of the Amendment was to modify the terms of the post-closing consideration. The terms of the foregoing transaction, among other things, were disclosed in the Company’s Current Report on Form 8-K filed with the SEC on February 20, 2013.

In February 2013, the Company and its wholly-owned subsidiary, Cytomedix Acquisition Company, LLC, on the one hand, and the holder of the April 28, 2011 $2.1 million secured promissory note (the “JP Trust Note”), JP’s Nevada Trust (the “Lender”), on the other hand, agreed, in consideration for subordination of its security interest under the JP Trust Note to that of MidCap Bank pursuant to the terms of the Subordination Agreement, to amend the terms of the outstanding JP Trust Note to extend the maturity date of such note to November 19, 2016, among other things. As disclosed in the Company’s Current Report on Form 8-K relating to the original issuance of the JP Trust Note, the Company’s payment obligations with respect to $1.4 million under the JP Trust Note were guaranteed by certain insiders, affiliates, and shareholders of the Company, including David E. Jorden, Chairman of the Board of the Company (the “Guarantors”). In light of the foregoing changes to the Lender’s warrant vesting schedule and issuance of new warrants the Lender, as described above, the disinterested members of the Board also: (i) reviewed and approved amendments to the warrant vesting schedule on the Guarantors’ warrants (including those held by Mr. Jorden) issued by the Company in April 2011 such that the remaining 500,000 warrant shares are exercisable immediately and (ii) granted the right to the Guarantors to acquire up to 533,334 shares of the Company’s common stock pursuant to warrants at the exercise price of $0.70 per share, vesting as follows: (i) 266,667 warrant shares may be exercised only if the JP Trust Note has not been prepaid by the fourth anniversary of its issuance, and (ii) the remaining 266,667 shares may be exercised only if the JP Trust Note has not been paid by the fifth anniversary of its issuance (including 107,143 of the previously issued warrants held by Mr. Jorden, which will now vest immediately, and (i) 57,143 of his warrant shares may be exercised only if the JP Trust Note has not been paid by the fourth anniversary of its issuance, and (ii) the remaining 57,143 shares may be exercised only if the JP Trust Note has not been paid by the fifth anniversary of its issuance). The terms of the foregoing transaction, among other things, were disclosed in the Company’s Current Report on Form 8-K filed with the SEC on February 20, 2013.

Pursuant to written Board policies, our executive officers and directors, and principal stockholders, including their immediate family members and affiliates, are not permitted to enter into a related party transaction without the prior consent of the Board. Any request for such related party transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to the Audit Committee and the Board for review, consideration and approval. All of our directors, executive officers and employees are required to report to the Board any such related party transaction. In approving or rejecting the proposed agreement, the Board will consider the relevant facts and circumstances available and deemed relevant to the Board which will approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as the Board determines in the good faith exercise of its discretion.

Proposal 1

To elect directors, each to serve until the next Annual Meeting of Shareholders or until each successor is duly elected and qualified.

Our Board currently consists of eight directors (and a vacancy resulting from James Benson’s departure in October 2013): Mark T. McLoughlin, C. Eric Winzer, Stephen N. Keith, Martin P. Rosendale, Richard S. Kent, Lyle Hohnke, Joseph Del Guercio and David E. Jorden. The Nominating and Governance Committee nominated and the Board approved and recommended all of the current Board members for re-election at the Annual Meeting. James Benson determined not to stand for re-election at the 2013 Annual Meeting for personal reasons and not for any disagreement with the Company. All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected. The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. The Board nominees, if elected, will serve until the next annual meeting of shareholders or until each successor is duly elected and qualified.

Biographical information with respect to the current Board members all of whom stand for re-election is provided in the Directors and Executive Officers of Cytomedix section of this proxy statement.

Vote Required and Board Recommendation

A plurality of the eligible votes cast is required to elect director nominees at the Annual Meeting at which a quorum is present in person or by proxy. A nominee who receives a plurality means he has received more votes than any other nominee for the same director’s seat. Broker non-votes will have no effect on this proposal. The Board recommends a vote FOR election of each of the director nominees.

Proposal 2

To ratify the appointment of Stegman & Company as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013.

General

In April 2011, we dismissed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm and engaged, upon the Audit Committee’s approval, the services of Stegman & Company (“Stegman”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements as of December 31, 2011 and for the year then ended. Stegman also performed (and will continue to do so with respect to our future interim reports) a review of the unaudited condensed consolidated quarterly financial statements to be included in the Company’s Quarterly Reports on Form 10-Q. The decision to change accountants was approved by the Audit Committee of the Board.

The Audit Committee, which has selected Stegman to serve as our independent auditors, believes that Stegman has the personnel, professional qualifications and independence necessary to act as the Company’s independent auditors. A representative of Stegman will be in attendance at the Annual Meeting either in person or by telephone. The representative will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders. The ratification by our shareholders of the Audit Committee’s selection of independent public accountants is not mandated by Delaware law, our bylaws or other legal requirements. However, the Audit Committee is submitting its selection of Stegman to our shareholders for ratification this year. If the selection of Stegman is ratified by our shareholders at the Annual Meeting, the Audit Committee, in its discretion, nevertheless may select and appoint a different independent accounting firm at any time. If the shareholders do not ratify the selection of Stegman, the Audit Committee will reconsider the retention of that firm, but the Audit Committee would not be required to select another firm as independent public accountants and may nonetheless retain Stegman. If the Audit Committee does select another firm to serve as the Company’s independent public accountants, whether or not the shareholders have ratified the selection of Stegman, the Audit Committee would not be required to call a special meeting of the shareholders to seek ratification of the selection, and in all likelihood would not call a special meeting for that purpose. In any event, the Audit Committee will make any determination as to the selection of the Company’s independent public accountants in light of the best interests of the Company and its shareholders.

Services Performed	2012	2011
Audit fees(1)	$172,500	$164,000
Audit-related fees(2)	—	—
Tax fees(3)	$30,000	$25,000
All other fees(4)	—	—
Total Fees	$202,500	$189,000

(1)	Audit fees represent fees billed for professional services provided in connection with the audit of the Company’s annual financial statements, reviews of its quarterly financial statements, and audit services provided in connection with statutory and regulatory filings for those years.
(2)	Audit-related fees represent fees billed primarily for assurance and related services not reported under Audit fees.
(3)	Tax fees principally represent fees billed for tax preparation, tax advice and tax planning services.
(4)	All other fees principally would include fees billed for products and services provided by the accountant, other than the services reported under the three captions above.

The Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by independent accountants. The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent accountants. The Audit Committee, on an annual basis, reviews audit and non-audit services performed by the independent accountants. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the accountants’ independence. All requests for services to be provided by the independent accountants, which must include a description of the services to be rendered and the amount of corresponding fees, are submitted to the Chief Financial Officer. The CFO has the authority to authorize services that fall within the category of services that the Audit Committee has pre-approved. If there is any question as to whether a request for services falls within the category of services that the Audit Committee has pre-approved, the CFO will consult with the chairman of the Audit Committee. The CFO submits requests or applications to provide services that the Audit Committee has not pre-approved, which must include an affirmation by the CFO and the independent accountants, that the request or application is consistent with the SEC’s rules on auditor independence, to the Audit Committee (or its chairman or any of its other members pursuant to delegated authority) for approval.

As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members. Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled quarterly meeting. The Audit Committee considered whether the provision of the auditors’ services, other than for the annual audit and quarterly reviews, is compatible with its independence and concluded that it is compatible.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal. The Board recommends a vote FOR this Proposal 2.

Report of the Audit Committee

The Audit Committee has reviewed and discussed with the management of Cytomedix, Inc. and Stegman & Company (“Stegman”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2012, together and separately, the audited financial statements contained in the Company’s Annual Report on Form 10-K for the 2012 fiscal year. The Company’s management is responsible for preparing the Company’s financial statements, implementing and maintaining systems of internal control, and the independent auditors are responsible for auditing those financial statements and expressing its opinion as to whether the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles in the United States of America. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors.

During 2012, the Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. In connection with the Company’s Annual Report on Form 10-K, the Audit Committee reviewed and discussed with the independent auditors and with management the Company’s audited consolidated financial statements and the adequacy of its internal control over financial reporting. The Audit Committee met with the independent auditors, without management present, to discuss the results of the independent auditors’ audit and the overall quality of the Company’s financial reporting. The Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee.

/s/ C. Eric Winzer (Chairman), Mark T. McLoughlin, Stephen N. Keith

Proposal 3

To approve Cytomedix, Inc. 2013 Equity Incentive Plan.

General

Our Board of Directors has unanimously approved, subject to the approval of shareholders, the Cytomedix, Inc. 2013 Equity Incentive Plan (the “Plan”). The Plan is a stock-based compensation plan that provides for discretionary grants of stock options, stock awards and stock unit awards to key employees, non-employee directors, consultant and advisors. The purpose of the Plan is to recognize contributions made to the Company and its subsidiaries by such individuals and to provide them with additional incentive to expand and improve the profits of the Company and achieve the objectives of the Company.

The Plan contains certain restrictions that the Board believes further the objectives of the Plan and reflect sound corporate governance: (i) shares that are used to pay the stock option exercise price or required tax withholding on any award cannot be used for future grants under the Plan; (ii) dividends on performance-based stock awards and dividend equivalents on performance-based stock unit awards are paid only to the extent the related performance goals are satisfied; (iii) stock options must be granted with an exercise price equal to the fair market value of the underlying common stock on the date of grant and the term is limited to ten years from the date of grant; (iv) repricing of stock options without shareholder approval is prohibited; and (v) awards do not automatically vest upon a Change in Control of the Company.

The following is a summary of the Plan. It is qualified by reference to the full text of the Plan, which is included in Appendix A to this proxy statement. Shareholders are encouraged to review the Plan carefully.

Description of the Plan

Administration.  The Plan is administered by the Compensation Committee of the Board (the “Committee”), which is comprised of directors who satisfy the “non-employee director” definition under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and the “outside director” definition under Section 162(m) of the Code. The Committee may delegate to an officer of the Company its authority to grant awards to employees who are not subject to Section 16 of the Exchange Act or who are not “covered employees” under Section 162(m) of the Code.

Number of Shares of Common Stock.  The number of shares of the Company's common stock that may be issued under the Plan is 3,000,000. Of these shares: (i) the maximum number of shares as to which a key employee may receive stock options in any calendar year is 300,000 (or 350,000 in the calendar year in which the employee's employment commences); (ii) the maximum number of shares that may be used for stock awards and/or stock unit awards is 1,000,000; and (iv) the maximum number of shares issuable as stock awards and/or stock unit awards intended to qualify as “performance-based” under Section 162(m) of the Code to any single key employee in any calendar year is 300,000.

Shares issuable under the Plan may be authorized but unissued shares or treasury shares. If there is a lapse, forfeiture, expiration, termination or cancellation of any award made under the Plan for any reason, the shares subject to the award will again be available for issuance. Any shares subject to an award that are delivered to the Company by a participant, or withheld by the Company on behalf of a participant, as payment for an award or payment of withholding taxes due in connection with an award will not again be available for issuance, and all such shares will count toward the number of shares issued under the Plan. The number of shares of common stock issuable under the Plan is subject to adjustment, in the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction. In each case, the Committee has the discretion to make adjustments it deems necessary to preserve the intended benefits under the Plan. No award granted under the Plan may be transferred, except by will, the laws of descent and distribution.

Eligibility.  All employees of the Company designated as key employees for purposes of the Plan, all non-employee directors and consultants of the Company are eligible to receive awards under the Plan.

Awards to Participants.  The Plan provides for discretionary awards of stock options, stock awards and stock unit awards to participants. Each award made under the Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the Plan.

Stock Options.  The Committee has the discretion to grant non-qualified stock options or incentive stock options to participants and to set the terms and conditions applicable to the options, including the type of option, the number of shares subject to the option and the vesting schedule; provided that the exercise price of each stock option will be the closing sales price of the Company's common stock on the date on which the option is granted (“fair market value”), each option will expire ten years from the date of grant and no dividend equivalents may be paid with respect to stock options. It is intended that stock options qualify as “performance-based compensation” under Section 162(m) of the Code and thus be fully deductible by the Company for federal income tax purposes, to the extent permitted by law.

In addition, an incentive stock option granted to a key employee is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a key employee during any calendar year (under all incentive stock option plans of the Company and its subsidiaries) cannot exceed $100,000, and if this limitation is exceeded, that portion of the incentive stock option that does not exceed the applicable dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; (ii) if an incentive stock option is granted to a key employee who owns stock possessing more than 10% of the total combined voting power of all class of stock of the Company, the exercise price of the incentive stock option will be 110% of the closing price of the common stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant; and (iii) no incentive stock option can be granted after ten years from the date the Plan was adopted.

Stock Awards.  The Committee has the discretion to grant stock awards to participants. Stock awards will consist of shares of common stock granted without any consideration from the participant or shares sold to the participant for appropriate consideration as determined by the Board. The number of shares awarded to each participant, and the restrictions, terms and conditions of the award, will be at the discretion of the Committee. Subject to the restrictions, a participant will be a shareholder with respect to the shares awarded to him or her and will have the rights of a shareholder with respect to the shares, including the right to vote the shares and receive dividends on the shares; provided that dividends otherwise payable on any performance-based stock award will be held by the Company and will be paid to the holder of the stock award only to the extent the restrictions on such stock award lapse, and the Committee in its discretion can accumulate and hold such amounts payable on any other stock awards until the restrictions on the stock award lapse.

Stock Units.  The Committee has the discretion to grant stock unit awards to participants. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one share of common stock of the Company or cash equal to the fair market value of one share on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Committee. Unless otherwise specified in the award agreement, a participant will not be a shareholder with respect to the stock units awarded to him prior to the date they are settled in shares of common stock. The award agreement may provide that until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares; provided that dividend equivalents otherwise payable on any performance-based stock units will be held by the Company and paid only to the extent the restrictions lapse, and the Committee in its discretion can accumulate and hold such amounts payable on any other stock units until the restrictions on the stock units lapse.

Performance-Based Awards.  The Committee has the discretion to establish restrictions on the stock awards that qualify the awards as “performance-based compensation” under Section 162(m) of the Code so that they are fully deductible by the Company for federal income tax purposes. In such case, the Committee may establish performance goals for certain performance periods and targets for achievement of the performance goals, and the restrictions on the stock subject to the award will lapse if the performance goals and targets are achieved for the designated performance period. The performance goals will be based on one or more of the following criteria: (i) net earnings or net income (before or after taxes); (ii) earnings per share; (iii) net sales or revenue growth; (iv) net operating profit or income (including as a percentage of sales); (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (vii) earnings before or after taxes, interest, depreciation, and/or amortization; (viii) gross or operating margins; (ix) productivity ratios; (x) share price (including, but not limited to, growth measures and total shareholder return); (xi) cost control; (xii) margins; (xiii) operating efficiency; (xiv) market share; (xv) customer satisfaction or employee satisfaction; (xvi) working capital; (xvii) economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital); (xviii) taxes; (xix) depreciation and amortization; (xx) total shareholder return; (xxi) low cost region labor percent of total labor; and (xxii) top customer concentration percent of sales. Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Committee. The performance goals may be particular to one or more lines of business or subsidiaries or may be based on the performance of the Company and its subsidiaries as a whole. The performance goals may be identical for all participants for a given performance period or, at the discretion of the Committee, may differ among participants. In addition, performance goals may be adjusted for any events or occurrences (including acquisition expenses, extraordinary charges, losses from discontinued operations, restatements and accounting charges and restructuring expenses), as may be determined by the Committee.

Payment for Stock Options and Withholding Taxes.  The Committee may make one or more of the following methods available for payment of any award, including the exercise price of a stock option, and for payment of the minimum required tax obligation associated with an award: (i) cash; (ii) cash received from a broker-dealer to whom the holder has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the award to pay the exercise price or withholding tax; (iii) by directing the Company to withhold shares of common stock otherwise issuable in connection with the award having a fair market value equal to the amount required to be withheld; and (iv) by delivery of previously acquired shares of common stock that are acceptable to the Committee and that have an aggregate fair market value on the date of exercise equal to the exercise price or withholding tax, or certification of ownership by attestation of such previously acquired shares.

Provisions Relating to a “Change in Control” of the Company.  Notwithstanding any other provision of the Plan or any award agreement, in the event of a “Change in Control” of the Company, the Committee has the discretion to provide that all outstanding awards will become fully exercisable, all restrictions applicable to all awards will terminate or lapse, and performance goals applicable to any stock awards will be deemed satisfied at the highest target level. In addition, upon such Change in Control, the Committee has sole discretion to provide for the purchase of any outstanding stock option for cash equal to the difference between the exercise price and the then fair market value of the common stock subject to the option had the option been currently exercisable, make such adjustment to any award then outstanding as the Committee deems appropriate to reflect such Change in Control and cause any such award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control. See Section 8.2 of the Plan for the definition of “Change in Control.”

Amendment of Award Agreements; Amendment and Termination of the Plan; Term of the Plan.  The Committee may amend any award agreement at any time, provided that no amendment may adversely affect the right of any participant under any agreement in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

The Board may terminate, suspend or amend the Plan, in whole or in part, from time to time, without the approval of the shareholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may adversely affect the right of any participant under any outstanding award in any material way without the written consent of the participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of the Company's common stock are listed.

Notwithstanding the foregoing, neither the Plan nor any outstanding award agreement can be amended in a way that results in the repricing of a stock option. Repricing is broadly defined to include reducing the exercise price of a stock option or cancelling a stock option in exchange for cash, other stock options with a lower exercise price or other stock awards. (This prohibition on repricing without shareholder approval does not apply in case of an equitable adjustment to the awards to reflect changes in the capital structure of the Company or similar events.)

Awards Granted under the Plan.  It is not possible at this time to determine all of the specific awards that will be made in 2013 and future years under the Plan.

Summary of Federal Income Tax Consequences

The following is a summary of the federal income tax consequences of the Plan. It is based on the federal tax laws and regulations currently in effect and existing administrative rulings of the Internal Revenue Service. Participants may also be subject to state and local taxes in connection with the grant of awards under the Plan. Participants should consult with their individual tax advisers to determine the tax consequences associated with awards granted under the Plan. This information may not be applicable to employees of foreign subsidiaries or to employees who are not residents of the United States.

Non-Qualified Stock Options.  A participant will not recognize any income at the time the participant is granted a non-qualified stock option. On the date the participant exercises the non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the option is exercised. The Company generally will receive a tax deduction for the same amount of ordinary income recognized by the participant. When the participant sells these shares, any gain or loss recognized by the participant is treated as either short-term or long-term capital gain or loss depending on whether the participant has held the shares more than one year.

Incentive Stock Options.  A participant will not recognize any income at the time the participant is granted an incentive stock option. If the participant is issued shares pursuant to the exercise of an incentive stock option, and if the participant does not make a disqualifying disposition of the shares within one year after the date of exercise or within two years after the date of grant, the participant will not recognize any income, for federal income tax purposes, at the time of the exercise. When the participant sells the shares issued pursuant to the incentive stock option, the participant will be taxed, for federal income tax purposes, as a long-term capital gain on any amount recognized by the participant in excess of the exercise price, and any loss sustained by the participant will be a long-term capital loss. No deduction will be allowed to the Company for federal income tax purposes. If, however, the participant sells the shares before the expiration of the holding periods, the participant will recognize ordinary income on the difference between the exercise price and the fair market value at exercise, and the Company generally will receive a tax deduction in the same amount. Upon exercise of an incentive stock option, the excess of the fair market value over the exercise price is an item of tax preference to the participant for purposes of determining the alternative minimum tax. In order to qualify as an incentive stock option, the option must be exercised within three months after the participant's termination of employment for any reason other than death or disability and within one year after termination of the participant's employment due to disability. If the option is not exercised within this time period, it will be treated as a non-qualified stock option and taxed accordingly.

Stock Awards and Stock Unit Awards.  If the participant receives a stock award, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of any restriction period without forfeiture. A participant generally will recognize ordinary income when he receives shares or cash pursuant to the settlement of stock units, provided that if the shares are subject to any further restrictions on transfer, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. The amount of income the participant recognizes will be equal to the fair market value of the shares on such date, or the amount of cash received, less the amount paid by the participant for the shares. This amount will also be the participant's tax basis for the shares. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. In addition, the holding period begins on the day the restrictions lapse, or the date the shares are received if not subject to any restrictions, for purposes of determining whether the participant has long-term or short-term capital gain or loss on a subsequent sale of the shares. The Company generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

If a participant who receives a stock award subject to restrictions makes an election under Section 83(b) of the Code within 30 days after the date of the grant, the participant will have ordinary income equal to the fair market value on the date of grant, less the amount paid by the participant for the shares, and the participant will recognize no additional income until the participant subsequently sells the shares. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. When the participant sells the shares, the tax basis will be equal to the fair market value on the date of grant and the holding period for capital gains purposes begins on the date of the grant. If the participant forfeits the shares subject to the Section 83(b) election, the participant will not be entitled to any deduction, refund, or loss for tax purposes (other than a capital loss with respect to the amount previously paid by the participant), and the Company will have to include the amount that it previously deducted from its gross income in the taxable year of the forfeiture.

We believe that the making of awards under the Plan promotes the success and enhances the value of our Company by providing our employees, officers, consultants, independent contractors, advisors and directors with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, consultants, independent contractors, advisors and directors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. The Company has not yet determined if, how, or when the shares of common stock allocated to the Plan will be issued. The Board will issue the shares allocated to the Plan as it deems necessary to induce, compensate, and reward the Company’s employees, directors, and independent consultants and advisors. The Board will neither seek nor be required to obtain shareholder approval to direct the allocation or grant of benefits from the Plan.

Equity Compensation Plan Information as of December 31, 2012

	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance (c)
Equity compensation plans approved by security holders	7,866,953	$1.28	2,101,245
Equity compensation plans not approved by security holders(1)	1,175,000	$1.50	n/a
TOTAL	9,041,953	$1.31	2,101,245

(1)	These amounts represent the aggregate of individual compensation arrangements with external service providers.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal. Broker non-votes will not be taken into account in determining the outcome of the proposal, and abstentions will be counted as votes against the proposal. The Board recommends a vote FOR this Proposal 3.

Proposal 4

Advisory vote on named executive officer compensation.

We are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, which is often referred to as a “say-on-pay” proposal, is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Under a transition period provided by the SEC’s rules implementing the Dodd-Frank Act, smaller reporting companies were not required to include a “say-on-pay” proposal in their proxy statements until their first stockholders meeting occurring on or after January 21, 2013. This Annual Meeting will be the first time we present our stockholders with a “say-on-pay” proposal.

Our executive compensation program is designed to attract, motivate, and retain our executive officers, who are critical to our success. As described in the tables included in the sections above entitled “Compensation of Directors and Executive Officers — Executive Officer Compensation” and “Compensation of Directors and Executive Officers — Equity Awards,” as well as our accompanying narrative disclosure to such tables and in “Compensation of Directors and Executive Officers — Management Agreements,” our executive compensation program contains elements of cash and equity-based compensation. The base salaries paid to our executive officers, including our CEO and CFO, are based on the employment agreements (as later amended) we entered into with each of them in 2008 and 2013, respectively. We believe our program is designed to align the interests of our named executive officers with those of our stockholders and to reward our named executive officers for the achievement of our near-term and longer-term financial and strategic goals.

The Board of Directors is asking our stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to our named executive officers, as disclosed in our proxy statement for the 2013 Annual Meeting pursuant to the rules of the Securities and Exchange Commission, including the compensation tables and any other related disclosure, is hereby APPROVED.

Though this proposal calls for a non-binding advisory vote, our Board and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Vote Required and Board Recommendation

The approval this Proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter. The Board recommends vote FOR the resolution approving the compensation of the Company’s named executive officers.

Proposal 5

Advisory vote on the frequency of future named executive officer compensation advisory votes.

In Proposal 4 above, we are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this proposal, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future “say-on-pay” votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain from voting. This proposal, which is often referred to as a “say-on-frequency” proposal, also is required by the Dodd-Frank Act. Under a transition period provided by the SEC’s rules implementing the Dodd-Frank Act, smaller reporting companies were not required to include a “say-on-frequency” proposal in their proxy statements until their first stockholders meeting occurring on or after January 21, 2013. This Annual Meeting will be the first time we present our stockholders with a “say-on-frequency” proposal.

Because this proposal calls for a non-binding advisory vote, our Board and the Compensation Committee may determine to hold “say-on-pay” votes more or less frequently than the option selected by our stockholders (though no less frequently than once every three years). However, our Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency of future “say-on-pay” votes. In the future, we will provide a “say-on-frequency” vote at least once every six years as required by the Dodd-Frank Act.

The Board believes that a say-on-pay vote every three years is most appropriate for a company such as Cytomedix, as this will provide an effective way for the Company to periodically obtain stockholders’ opinions regarding executive compensation and allow adequate time for the Company to respond to stockholder feedback. We believe a three-year cycle will provide stockholders with time to evaluate the effects of our executive compensation strategies and their impact on our performance, financial, and business goals. By contrast, a more frequent vote might lead to a short-term perspective on executive compensation that is inconsistent with the longer-term approach taken by our Compensation Committee and with which we currently view our business.

Before making its recommendation, the Board considered the arguments in favor of more frequent votes, including increased opportunities for stockholder input and the belief that annual votes might promote greater accountability on executive compensation. After considering the alternatives, the Board believes that, on balance, a three-year cycle is most appropriate for the Company. The Compensation Committee intends to periodically reassess this triennial approach and, if appropriate, may provide for a more frequent say-on-pay vote.

Vote Required and Board Recommendation

You may vote every “1 year”, “2 years” or “3 years” for the frequency of the advisory vote on executive compensation, or you may “abstain” from voting. Because stockholders are given the option to vote on a number of choices, no voting standard is applicable to this advisory vote and it is possible that no single choice will receive a majority vote. Moreover, because this vote is non-binding, the Board may determine the frequency of future advisory votes on executive compensation in its discretion. The Board recommends that stockholders select “EVERY 3 YEARS” on the proposal recommending the frequency of advisory votes on named executive officer compensation.

*******

Interest of Certain Persons in Matters to be Acted Upon

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, nominee for director, or associate of the foregoing persons in any matter to be acted on, as described herein.

Shareholder Proposals and Submissions for Inclusion in the Proxy Statement
for the 2014 Annual Meeting of Shareholders

We presently intend to hold our next Annual Meeting of shareholders in October 2014. A proxy statement and notice of the 2014 Annual Meeting will be mailed to all shareholders approximately one month prior to that date. Shareholder proposals must be received at our principal executive offices located at 209 Perry Parkway, Suite 7, Gaithersburg, Maryland no later than 120 days prior to the first anniversary of the date of this Proxy Statement; provided, however, that in the event that the date of the next annual meeting is advanced by more than 30 days from the anniversary date of the 2013 Annual Meeting, notice by the shareholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made. All shareholder proposals received after the deadline will be considered untimely and will not be included in the proxy statement for the next annual meeting. The SEC rules establish a different deadline for submission of shareholder proposals that are not intended to be included in our proxy statement with respect to regularly scheduled annual meetings. Such proposals must be received by no later than August 16, 2013. The rules set forth standards as to what shareholder proposals are required to be included in a proxy statement. Also, the notice must meet the other requirements contained in our Bylaws. A copy of the relevant Bylaw provisions containing the requirements for making shareholder proposals may be obtained free of charge by contacting our Corporate Secretary at our executive offices.

Other Matters

The Board knows of no other matters which will come before the meeting. However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the proxy intend to take such action as will be consistent with the policies of the Company and will use their discretion.

House holding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “house holding,” potentially provides extra convenience for stockholders and cost savings for us. If you are now receiving multiple copies of our proxy materials and would like to have only one copy of these documents delivered to your household in the future, please call, email or write to us at (240) 499-2680, investorrelations@cytomedix.com, or Cytomedix, Inc., 209 Perry Parkway, Suite 7, Gaithersburg, MD 20877, Attention: Corporate Secretary.

A copy of our 2012 Annual Report on Form 10-K has been mailed concurrently with this proxy statement to stockholders entitled to notice of and to vote at the Annual Meeting, provided that we have not included the exhibits to the Form 10-K. We will provide copies of these exhibits upon request by eligible stockholders, provided that we may impose a reasonable fee for providing such exhibits, which is limited to our reasonable expenses. Requests for copies of such exhibits or the amount of the fee payable should be mailed to above referenced address.

Appendix A

CYTOMEDIX, INC.
2013 EQUITY INCENTIVE PLAN

Section 1.	Purpose.

The purpose of the Cytomedix, Inc. 2013 Equity Incentive Plan (the “Plan”) is to attract and retain outstanding individuals as Key Employees, Directors and Consultants of the Company and its Subsidiaries, to recognize the contributions made to the Company and its Subsidiaries by Key Employees, Directors and Consultants, and to provide such Key Employees, Directors and Consultants with additional incentive to expand and improve the profits and achieve the objectives of the Company and its Subsidiaries, by providing such Key Employees, Directors and Consultants with the opportunity to acquire or increase their proprietary interest in the Company through receipt of Awards.

Section 2.	Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1  “Award” means any award or benefit granted under the Plan, which shall be a Stock Option, a Stock Award or a Stock Unit Award.

2.2  “Award Agreement” means, as applicable, a Stock Option Agreement, Stock Award Agreement or Stock Unit Award Agreement evidencing an Award granted under the Plan.

2.3  “Board” means the Board of Directors of the Company.

2.4  “Change in Control” has the meaning set forth in Section 8.2 of the Plan.

2.5  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6  “Committee” means the Management Organization and Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan.

2.7  “Common Stock” means the Common Stock of the Company.

2.8  “Company” means Cytomedix, Inc., a Delaware corporation.

2.9  “Consultant” means a consultant or advisor who performs services for the Company or a Subsidiary and who renders bona fide services to the Company or a Subsidiary, if the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Consultant does not directly or indirectly promote or maintain a market for the Company’s securities.

2.10  “Director” means a director of the Company who is not an employee of the Company or a Subsidiary.

2.11  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.12  “Fair Market Value” means, (i) if the principal trading market for the Common Stock is the NASDAQ Global Market, the NASDAQ Capital Market, NYSE, NYSE MKT, or another national securities exchange, the “closing transaction” price at which shares of Common Stock are traded on such securities exchange on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, (ii) if the Common Stock is not principally traded on a national securities exchange, but is quoted on the NASD OTC Bulletin Board (“OTCBB”) or the Pink Sheets, the last reported “closing transaction” price of Common Stock on the relevant date, as reported by the OTCBB or Pink Sheets, or, if not so reported, as reported in a customary financial reporting service, as the Committee determines, or (iii) if the Common Stock is not publicly traded or, if publicly traded, is not subject to reported closing transaction prices as set forth above, the Fair Market Value per share shall be as determined by the Committee.

2.13  “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 5 of the Plan that meets the requirements of Section 422(b) of the Code or any successor provision.

2.14  “Key Employee” means an employee of the Company or any Subsidiary selected to participate in the Plan in accordance with Section 3. A Key Employee may also include a person who is granted an Award (other than an Incentive Stock Option) in connection with the hiring of the person prior to the date the person becomes an employee of the Company or any Subsidiary, provided that such Award shall not vest prior to the commencement of employment.

2.15  “Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 5 of the Plan that is not an Incentive Stock Option.

2.16  “Participant” means a Key Employee, Consultant or Director selected to receive an Award under the Plan.

2.17  “Plan” means the Cytomedix, Inc. 2013 Equity Incentive Plan.

2.18  “Stock Award” means a grant of shares of Common Stock under Section 6 of the Plan.

2.19  “Stock Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 5 of the Plan.

2.20  “Stock Unit Award” means a grant of a right to receive shares of Common Stock or cash under Section 7 of the Plan.

2.21  “Subsidiary” means an entity of which the Company is the direct or indirect beneficial owner of not less than 50% of all issued and outstanding equity interest of such entity.

Section 3.	Administration.

3.1  The Board.

The Plan shall be administered by the Board; provided, however, that the Committee shall administer the Plan so long as the Committee is comprised solely of two or more members of the Board who satisfy the “non-employee director” definition set forth in Rule 16b-3 under the Exchange Act and the “outside director” definition under Section 162(m) of the Code and the regulations thereunder, unless the Board otherwise determines. For purposes of the Plan, the term “Board” shall refer to the Board or, to the extent the Committee is administering the Plan, and other than for purposes of Section 12.1, the Committee.

3.2  Authority of the Board.

(a)  The Board, in its sole discretion, shall determine the Key Employees, Consultants and Directors to whom, and the time or times at which Awards will be granted, the form and amount of each Award, the expiration date of each Award, the time or times within which the Awards may be exercised, the cancellation of the Awards and the other limitations, restrictions, terms and conditions applicable to the grant of the Awards. The terms and conditions of the Awards need not be the same with respect to each Participant or with respect to each Award.

(b)  To the extent permitted by applicable law, regulation, and rules of a stock exchange on which the Common Stock is listed or traded, the Board may delegate its authority to grant Awards to Key Employees or Consultants and to determine the terms and conditions thereof to such officer of the Company as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to Awards to officers subject to Section 16 of the Exchange Act or officers who are or may be “covered employees” as defined in Section 162(m) of the Code.

(c)  The Board may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder, shall be final and conclusive for all purposes and upon all persons.

(d)  No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a

Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to the Company’s Certificate of Incorporation and By-Laws.

3.3  Performance Goals.

(a)  The Board may, in its discretion, provide that any Award granted under the Plan shall be subject to performance goals, including those that qualify the Award as “performance-based compensation” within the meaning of Section 162(m) of the Code.

(b)  Performance goals may be based on one or more business criteria, including, but not limited to: (i) net earnings or net income (before or after taxes); (ii) earnings per share; (iii) net sales or revenue growth; (iv) net operating profit or income (including as a percentage of sales); (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue); (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (vii) earnings before or after taxes, interest, depreciation, and/or amortization; (viii) gross or operating margins; (ix) productivity ratios; (x) share price (including, but not limited to, growth measures and total shareholder return); (xi) cost control; (xii) margins; (xiii) operating efficiency; (xiv) market share; (xv) customer satisfaction or employee satisfaction; (xvi) working capital; (xvii) economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital); (xviii) taxes; (xix) depreciation and amortization; (xx) total shareholder return; (xxi) low cost region labor as a percent of total labor; and (xxii) top customer concentration as a percent of sales. Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Board. In addition, performance goals may be adjusted for any events or occurrences (including acquisition expenses, extraordinary charges, losses from discontinued operations, restatements and accounting charges and restructuring expenses), as may be determined by the Board. Performance goals may be particular to one or more lines of business or Subsidiaries or may be based on the performance of the Company and its Subsidiaries as a whole.

(c)  With respect to each performance period, the Board shall establish such performance goals relating to one or more of such business criteria and shall establish targets for Participants for achievement of performance goals. Following the completion of each performance period, the Board shall determine the extent to which performance goals for that performance period have been achieved and the related performance-based restrictions shall lapse in accordance with the terms of the applicable Award Agreement.

3.4  Award Agreements.

Each Award shall be evidenced by a written Award Agreement specifying the terms and conditions of the Award. In the sole discretion of the Board, the Award Agreement may condition the grant of an Award upon the Participant’s entering into one or more of the following agreements with the Company: (a) an agreement not to compete with the Company and its Subsidiaries which shall become effective as of the date of the grant of the Award and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (b) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (c) an agreement to retain the confidentiality of certain information. Such agreements may contain such other terms and conditions as the Board shall determine. If the Participant shall fail to enter into any such agreement at the request of the Board, then the Award granted or to be granted to such Participant shall be forfeited and cancelled.

Section 4.	Shares of Common Stock Subject to Plan.

4.1  Total Number of Shares.

(a)  The total number of shares of Common Stock that may be issued under the Plan shall be 3,000,000. Such shares may be either authorized but unissued shares or treasury shares, and shall be adjusted in accordance with the provisions of Section 4.3 of the Plan.

(b)  The number of shares of Common Stock delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of an Award, including the exercise price of a Stock Option or of any required withholding taxes, shall not again be available for issuance pursuant to subsequent Awards, and shall count towards the aggregate number of shares of Common Stock that may be issued under the Plan. If there is a lapse, forfeiture, expiration, termination or cancellation of any Award for any reason (including for reasons described in Section 3.3), or if shares of Common Stock are issued under such Award and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof, the shares of Common Stock subject to such Award or reacquired by the Company shall again be available for issuance pursuant to subsequent Awards, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan.

4.2  Shares Under Awards.

Of the shares of Common Stock authorized for issuance under the Plan pursuant to Section 4.1:

(a)  The maximum number of shares of Common Stock as to which a Key Employee may receive Stock Options in any calendar year is 300,000, except that the maximum number of shares of Common Stock as to which a Key Employee may receive Stock Options in the calendar year in which such Key Employee begins employment with the Company or its Subsidiaries is 350,000.

(b)  The maximum number of shares of Common Stock that may be used for Stock Awards and/or Stock Unit Awards that are intended to qualify as “performance-based” in accordance with Section 162(m) of the Code that may be granted to any Key Employee in any calendar year is 300,000, or, in the event the Award is settled in cash, an amount equal to the Fair Market Value of such number of shares on the date on which the Award is settled.

(c)  The maximum number of shares of Common Stock that may be used for Stock Awards and/or Stock Unit Awards is 1,000,000.

The numbers of shares described herein shall be as adjusted in accordance with Section 4.3 of the Plan.

4.3  Adjustment.

In the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction, the Board shall make such adjustments as it deems appropriate, in its sole discretion, to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan. Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the number and kind of shares covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options or the price of Stock Awards or Stock Unit Awards under the Plan; (d) adjustments to any of the shares limitations set forth in Section 4.1 or 4.2 of the Plan; and (e) any other changes that the Board determines to be equitable under the circumstances.

Section 5.	Grants of Stock Options.

5.1  Grant.

Subject to the terms of the Plan, the Board may from time to time grant Stock Options to Participants. Unless otherwise expressly provided at the time of the grant, Stock Options granted under the Plan to Key Employees will be NSOs. Stock Options granted under the Plan to Directors who are not employees of the Company or any Subsidiary will be NSOs.

5.2  Stock Option Agreement.

The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option and such other terms and conditions established by the Board, in its sole discretion, not inconsistent with the Plan; provided, however, that no Stock Option shall be credited with any amounts equal to dividends and other distributions that a Participant would have received had he actually held the shares of Common Stock that are subject to such Stock Option.

5.3  Exercise Price and Exercise Period.

With respect to each Stock Option granted to a Participant:

(a)  The per share exercise price of each Stock Option shall be the Fair Market Value of the Common Stock subject to the Stock Option on the date on which the Stock Option is granted.

(b)  Each Stock Option shall become exercisable as provided in the Stock Option Agreement; provided that the Board shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c)  Each Stock Option shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten years after the date of grant.

5.4  Required Terms and Conditions of ISOs.

In addition to the foregoing, each ISO granted to a Key Employee shall be subject to the following specific rules:

(a)  The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an ISO which first becomes exercisable in any calendar year exceeds the limitation of this Section 5.4(a), so much of the ISO that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.

(b)  Notwithstanding anything herein to the contrary, if an ISO is granted to a Key Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiaries within the meaning of Section 422(b)(6) of the Code): (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted; and (ii) the ISO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, no later than the fifth anniversary of the date the ISO was granted.

(c)  No ISOs shall be granted under the Plan after ten years from the earlier of the date the Plan is adopted or approved by shareholders of the Company.

5.5  Exercise of Stock Options.

(a)  A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Board may prescribe. All notices or requests provided for herein shall be delivered to the Chief Financial Officer of the Company.

(b)  The Board in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price:

(i)  in cash;

(ii)  in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Stock Option to pay the exercise price;

(iii)  by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the exercise of the Stock Option having an aggregate Fair Market Value equal to the exercise price;

(iv)  by delivering previously acquired shares of Common Stock that are acceptable to the Board and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price; or

(v)  by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Board shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price.

(c)  The Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Stock Option as soon as reasonably practicable after such exercise; provided that any shares of Common Stock purchased by a Participant through a broker-dealer pursuant to Section 5.5(b)(ii) or Section 9(b) shall be delivered to such broker-dealer in accordance with 12 C.F.R. §220.3(e)(4) or other applicable provision of law. Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided however, that the Company, upon written request of the Participant, shall issue, in the name of the Participant, stock certificates representing such shares.

Section 6.	Stock Awards.

6.1  Grant.

The Board may, in its discretion, (a) grant shares of Common Stock under the Plan to any Participant without consideration from such Participant or (b) sell shares of Common Stock under the Plan to any Participant for such amount of cash, Common Stock or other consideration as the Board deems appropriate.

6.2  Stock Award Agreement.

Each share of Common Stock granted or sold hereunder shall be subject to such restrictions, conditions and other terms as the Board may determine at the time of grant or sale, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Award Agreement, and the following specific rules:

(a)  Shares of Common Stock issued to a Participant under the Plan shall be evidenced by a Stock Award Agreement, which shall specify whether the shares of Common Stock are granted or sold to the Participant and such other provisions, not inconsistent with the terms and conditions of the Plan, as the Board shall determine.

(b)  The restrictions to which the shares of Common Stock awarded hereunder are subject shall lapse as provided in Stock Award Agreement; provided that the Board shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c)  Except as provided in this subsection (c) and unless otherwise set forth in the related Stock Award Agreement, the Participant receiving a grant of or purchasing Common Stock shall thereupon be a shareholder with respect to such shares and shall have the rights of a shareholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares; provided that (i) in the case of a performance-based Stock Award as described in Section 3.3, any dividends or other distributions payable with respect to the Stock Award shall be accumulated and held by the Company and paid to the Participant only upon, and to the extent, the performance-based restrictions lapse in accordance with the terms of the applicable Stock Award Agreement and (ii) in the case of all other Stock Awards, the Board shall have the discretion to have the

Company accumulate and hold such dividends or distributions. In either case, any such dividends or other distributions held by the Company attributable to the portion of a Stock Award that is forfeited shall also be forfeited.

(d)  The Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock granted or sold to the Participant, as soon as may be reasonably practicable after such grant or sale, which shall be held by the Secretary of the Company until such time as the Common Stock is forfeited, resold to the Company, or the restrictions lapse. Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided, however that following the lapse of all restrictions with respect to the shares granted or sold to a Participant, the Company, upon the written request of the Participant, shall issue, in the name of the Participant, stock certificates representing such shares.

Section 7.	Stock Unit Awards.

7.1  Grant.

The Board may, in its discretion, grant Stock Unit Awards to any Participant. Each Stock Unit subject to the Award shall entitle the Participant to receive, on the date or the occurrence of an event (including the attainment of performance goals) as described in the Stock Unit Award Agreement, a share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock on the date of such event as provided in the Stock Unit Award Agreement.

7.2  Stock Unit Agreement.

Each Stock Unit Award shall be subject to such restrictions, conditions and other terms as the Board may determine at the time of grant, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Unit Award Agreement and the following specific rules:

(a)  Shares of Common Stock issued to a Participant under the Plan shall be evidenced by a Stock Unit Agreement, which shall specify such provisions, not inconsistent with the terms and conditions of the Plan, as the Board shall determine.

(b)  The restrictions to which the shares of Stock Units awarded hereunder are subject shall lapse as provided in Stock Unit Agreement; provided that the Board shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Board in its sole discretion).

(c)  Except as provided in this subsection (c) and unless otherwise set forth in the Stock Unit Agreement, the Participant receiving a Stock Unit Award shall have no rights of a shareholder, including voting or dividends or other distributions rights, with respect to any Stock Units prior to the date they are settled in shares of Common Stock; provided that a Stock Unit Award Agreement may provide that until the Stock Units are settled in shares or cash, the Company may credit to a bookkeeping account on each dividend or distribution payment date applicable to the Common Stock an amount equal to the dividends or other distributions that the Participant would have received had the Stock Units held by the Participant as of the related record date been actual shares of Common Stock. Any amounts attributable to such credits shall be paid to the Participant only at the time such Stock Units are settled in shares or cash. Such amounts credited by the Company attributable to the portion of the Stock Unit Award that is forfeited shall also be forfeited.

(d)  Upon settlement of Stock Units into Common Stock, the Company shall issue, in the name of the Participant, stock certificates representing a number of shares of Common Stock equal to the number of Stock Units being settled. Notwithstanding the foregoing, the Company, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non-certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of the Company’s transfer agent; provided, however that the Company, upon the written request of the Participant, shall issue in the name of the Participant, stock certificates representing such shares.

Section 8.	Change in Control.

8.1  Effect of a Change in Control.

(a)  Notwithstanding any of the provisions of the Plan or any outstanding Award Agreement, upon a Change in Control of the Company (as defined in Section 8.2), the Board is authorized and has sole discretion to provide that (i) all outstanding Awards shall become fully exercisable, (ii) all restrictions applicable to all Awards shall terminate or lapse and (iii) performance goals applicable to any Awards shall be deemed satisfied at the highest target level, as applicable, in order that Participants may fully realize the benefits thereunder.

(b)  In addition to the Board’s authority set forth in Section 3, upon such Change in Control of the Company, the Board is authorized and has sole discretion as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the purchase of any outstanding Stock Option, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Stock Option been currently exercisable; (ii) make such adjustment to any such Award then outstanding as the Board deems appropriate to reflect such Change in Control; and (iii) cause any such Award then outstanding to be assumed by the acquiring or surviving corporation after such Change in Control.

8.2  Definition of Change in Control.

“Change in Control” of the Company shall be deemed to have occurred if at any time during the term of an Award granted under the Plan any of the following events occurs:

(a)  any Person (other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of shares of Common Stock of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors (“Person” and “Beneficial Owner” being defined in Rule 13d-3 of the General Rules and Regulations of the Exchange Act);

(b)  the Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other Person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Company’s outstanding securities entitled to vote generally in the election of directors;

(c)  the election to the Board, without the recommendation or approval of two-thirds of the incumbent Board, of the lesser of: (i) three Directors; or (ii) Directors constituting a majority of the number of Directors of the Company then in office; provided, however, that Directors whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company will not be considered as incumbent members of the Board for purposes of this Section; or

(d)  there is a complete liquidation or dissolution of the Company, or the Company sells all or substantially all of its business and/or assets to another corporation or other Person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or Person or its parent entity entitled to vote generally in the election of directors (or Persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors.

In no event, however, shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change in Control transaction. A Participant shall be deemed “part of a purchasing group” for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (a) passive ownership of less than 3% of the shares of the purchasing company; or (b) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors).

Section 9.	Payment of Taxes.

In connection with any Award, and as a condition to the issuance or delivery of any shares of Common Stock to the Participant in connection therewith, the Company may require the Participant to pay the Company an amount equal to the minimum amount of the tax the Company or any Subsidiary may be required to withhold as a result of such Award or to comply with applicable law. The Board in its sole discretion may make available one or more of the following alternatives for the payment of such taxes:

(a)  in cash;

(b)  in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Award to pay the withholding taxes;

(c)  by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the Award having an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld;

(d)  by delivering previously acquired shares of Common Stock of the Company that are acceptable to the Board that have an aggregate Fair Market Value equal to the amount required to be withheld; or

(e)  by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Board shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.

Section 10.	Postponement.

The Board may postpone any grant or settlement of an Award or exercise of a Stock Option for such time as the Board in its sole discretion may deem necessary in order to permit the Company:

(a)  to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to an Award, including upon the exercise of an Option, under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

(b)  to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

(c)  to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.

Any such postponement shall not extend the term of an Award and neither the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the Award shall lapse because of such postponement.

Section 11.	Nontransferability.

Awards granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than by will or by the laws of descent and distribution.

Section 12.	Termination or Amendment of Plan and Award Agreements.

12.1  Termination or Amendment of Plan.

(a) Except as described in Section 12.3 below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the shareholders of the Company, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. Subject to the foregoing, the Board may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

(b)  The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Participants who are located outside of the United States to participate in the Plan.

12.2  Amendment of Award Agreements.

The Board shall have the authority to amend any Award Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Award Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.

12.3  No Repricing of Stock Options.

Notwithstanding the foregoing, and except as described in Section 4.3, there shall be no amendment to the Plan or any outstanding Stock Option Agreement that results in the repricing of Stock Options without shareholder approval. For this purpose repricing includes a reduction in the exercise price of the Stock Option or the cancellation of a Stock Option in exchange for cash, Stock Options with an exercise price less than the exercise price of the cancelled Options, Stock Awards or any other consideration provided by the Company.

Section 13.	No Contract of Employment.

Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Company or any Subsidiary to continue the employment of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 14.	Applicable Law.

14.1  In General.

All questions pertaining to the validity, construction and administration of the Plan and all Awards granted under the Plan shall be determined in conformity with the laws of the State of Delaware, without regard to the conflict of law provisions of any state, and, in the case of Incentive Stock Options, Section 422 of the Code and regulations issued thereunder.

14.2  Section 409A.

Notwithstanding any contrary provision in the Plan or Award Agreement, (i) any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code and the regulations and guidance issued thereunder (“Section 409A”)) that is/are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such six (6) month delay period; and (ii) for purposes of an Award that is subject to Section 409A, if a Participant’s termination of employment of service triggers the payment of “nonqualified deferred compensation” under such Award, then the Participant will not be deemed to have terminated employment or service until the Participant incurs a “separation from service” within the meaning of Section 409A.

Section 15.	Effective Date and Term of Plan.

15.1  Effective Date.

(a)  The Plan has been adopted by the Board, and is effective, subject to the approval of the Plan by the shareholders of the Company at the Company’s annual meeting of shareholders held on December 16, 2013 and any adjournment or postponement thereof.

(b)  In the event the Plan is not approved by shareholders of the Company at its 2013 Annual Meeting, (i) the Plan shall have no effect, and (ii) any Awards granted on or after December 16, 2013 shall be cancelled.

15.2  Term of Plan.

Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after the 10th anniversary of the Plan’s effective date set forth in Section 15.1(a) above.

The foregoing Cytomedix, Inc. 2013 Equity Incentive Plan was duly adopted and approved by the Board of Directors on October 28, 2013, and subject to the approval of the shareholders of the Corporation.

Cytomedix, Inc.

By:	/s/ Martin P. Rosendale Name: Martin P. Rosendale Title: Chief Executive Officer

CYTOMEDIX, INC.

Annual Meeting of Shareholders
December 16, 2013

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement and hereby appoints Martin P. Rosendale and Steven A. Shallcross, or either of them, each with full power of substitution and hereby authorizes him to represent and to vote, as designated, all of the shares of common stock of the Company held of record by the undersigned on October 25, 2013 at the Annual Meeting of Shareholders to be held on December 16, 2013, at the Company's headquarters at 209 Perry Parkway, Suite 7, Gaithersburg, MD 20877 at 10 a.m. EDT, and at all postponements or adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

1.	To elect directors, each to serve until the next Annual Meeting of shareholders or until each successor is duly elected and qualified:
☐	FOR all nominees
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR all nominees except as noted below: Nominee exception(s)

º Richard S. Kent	º Lyle Hohnke
º Martin P. Rosendale	º David E. Jorden
º Mark T. McLoughlin	º C. Eric Winzer
º Stephen N. Keith	º Joseph Del Guercio
2.	To ratify the appointment of Stegman & Company as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	To approve Cytomedix, Inc. 2013 Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN
5.	To recommend by a non-binding advisory vote the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

☐ 3 years	☐ 2 years	☐ 1 year	☐ ABSTAIN
6.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” the nominees set forth in proposal 1, “FOR” proposals 2 through 4 and “3 YEARS” for proposal 5. The undersigned hereby acknowledges receipt of the notice of Annual Meeting and proxy statement furnished in connection therewith.

DATED:

(Signature)

(Signature if jointly held)

(Printed name(s))

Please sign exactly as name appears herein. When shares are held by Joint Tenants, both should sign, and for signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE. THANK YOU.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE 2013 ANNUAL MEETING OF SHAREHOLDERS

Electronic copies of this proxy statement and proxy card for the 2013 Annual Meeting of Shareholders and are available to you at http://www.proxyvote.com. Requests for additional copies of the proxy materials should be addressed to Shareholder Relations, Cytomedix, Inc., 209 Perry Parkway, Suite 7, Gaithersburg, MD 20877.